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                                                                  Exhibit 10.21



         AGREEMENT of LEASE, made as of this 6th day of October, 1997, between 1608 DEVELOPMENT LIMITED PARTNERSHIP, a Connecticut limited partnership with an office at 150 Long Beach Boulevard, Stratford, Connecticut, hereinafter referred to as Owner, and ORIEL INSTRUMENTS CORPORATION, a Delaware Corporation, with an office at 250 Long Beach Boulevard, Stratford, Connecticut hereinafter referred to as Tenant.


WITNESSETH:

Owner hereby leases to Tenant and Tenant hereby hires from Owner approximately 31,700 rentable square feet of space in the building known as 150 LONG BEACH BOULEVARD, Stratford, Connecticut which demised premises constitute the entire building and are more specifically set forth in the floor plan annexed hereto as Exhibit A, for the term of ten (10) years (or until such term shall sooner cease and expire as hereinafter provided) as set forth in Article 33 hereof at the annual rate specified in Article 63 hereof, which Tenant agrees to pay in equal monthly installments in advance on the first day but no later than the tenth day of each month during said term, at the office of Owner or such other place as Owner may designate, without any setoff or deduction whatsoever except as specifically otherwise set forth herein. The terms "premises," "leased premises," and "demised premises" shall all mean and constitute the entire building, including the addition, located at 150 Long Beach Boulevard, Stratford, Connecticut. Owner represents that it has good, marketable title to the building known as 150 Long Beach Boulevard and full authority to enter into this lease. The building known as 150 Long Beach Boulevard is the Demised Premises and the adjacent driveways, parking areas, and landscaped areas constitute the common areas. During the term of this Lease and any extension period thereof, Tenant is hereby granted a nonexclusive easement, but an exclusive easement for parking and loading as set forth in Article 37 of this lease, over these common areas for ingress and egress to and from the public street known as Long Beach Boulevard and the building. This easement shall expire or terminate simultaneously with this Lease. The Demised Premises and common areas are a part of Stratford Executive Park, which is comprised of similar buildings in the Lordship Boulevard area of Stratford, Connecticut, which buildings are managed by Owner.

         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and permitted assigns, hereby covenant as follows:

         1. Peaceful Possession: The Owner covenants that the Tenant, on paying the said rental and performing the covenants and conditions in this lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

         2. Purpose: The Tenant covenants and agrees that the demised premises may be used for general offices, assembly, manufacturing and research together with a machine shop for the Tenant's named business and for no other purpose, including, without limitation, operation of business of manufacturing instruments and components for electro-optic research, provided such use is in accordance with the Certificate of Occupancy for the building, and Tenant agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Owner, not to be unreasonably withheld or delayed. Owner represents that the Premises may lawfully be used for said purposes.

         3. Default in Payment of Rent: The Tenant shall, without any previous demand therefor, pay to the Owner, or its agent, the said rent at the times and in the manner above provided. In the event of the non-payment of said rent, or any installment thereof, at the times and in the manner above provided, and if the same shall remain in default for ten (10) days after notice, or if the Tenant shall be dispossessed for non-payment of rent, as set forth in section 18 hereof or if the leased premises shall be deserted or vacated and






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Tenant is in default beyond any applicable cure period, the Owner or its agents shall have the right to and may enter the said premises either by force or otherwise, without being liable for any prosecution or damages therefor, and may relet the premises and receive the rent therefore, upon such terms as shall be satisfactory to the Owner, and all rights of the Tenant to repossess the premises under this lease shall be forfeited. Such re-entry by the Owner shall not operate to release the Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this lease. For the purpose of reletting, the Owner shall be authorized to make such repairs or alterations in or to the leased premises as may be necessary to place the same in similar order and condition as of the date hereof. The Tenant shall be liable to the Owner for the cost of such repairs or alterations, and all expenses of such reletting.

If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Owner, at its option, may require the Tenant to pay such deficiency month by month, The Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Owner in enforcing any of the obligations under this lease.

         4. Condition of Premises, Repairs and Alterations: The Tenant shall keep the demised premises in the same good condition as of the date hereof, reasonable wear and tear and damage by casualty and condemnation excepted, and shall, paint the said premises as may be necessary to keep them in the same good condition as of date hereof. Tenant shall at its expense, make all repairs of any nature to the demised premises or the building caused by the negligence of Tenant, its servants, employees, invitees or licensees or caused by the moving of Tenant's fixtures, furniture or equipment. The Tenant shall quit and surrender the premises at the end of the demised term in the same good condition as of the date hereof as the reasonable use thereof will permit, reasonable wear and tear and damage by casualty and condemnation excepted. The Tenant shall not make any material alterations, additions, or improvements to said premises without the prior written consent of the Owner, not to be unreasonably withheld or delayed. Tenant shall, at its expense, prior to making any permitted alterations, obtain all permits, approvals and certificates required by any applicable governmental entities and upon completion obtain certificates of final approval thereof and develop duplicates of all such permits, approvals and certificates to Owner. All erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the premises either by the Owner or the Tenant, except furniture, personal property, shielded CE test room, or moveable trade fixtures installed at the expense of the Tenant, shall be the property of the Owner and shall remain upon and be surrendered with the premises as a part thereof at the termination of this lease, without compensation to the Tenant, unless Owner, at the time of approval of the alterations, elects to relinquish Owner's right thereto and to have all or some of them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of this lease, at Tenant's expense. Tenant shall repair any damage due to any such removal and all property remaining in the premises at the end of the term after Tenant's removal shall be deemed abandoned and may, at Owner's election, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter. If Tenant fails, after ten business days written notice, to proceed with due diligence to make repairs as required hereby, the same may be made by Owner at Tenant's expense, which shall be collectible as additional rent. Owner shall have no liability to Tenant with respect to the failure or delay in making repairs to the demised premises or the building or to any fixtures or equipment contained therein except as otherwise provided in this lease. The term "material" shall mean those alterations, additions, or improvements to the premises which



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cost in excess of $50,000.00 and which are structural in nature. This section shall not apply to Tenant's initial improvements to the premises as described herein.

         5. Liability of Owner: The Owner shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the demised premises, by reason of any existing or future condition, in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property except for Owner's, its agents, servants, and licensees' negligence or except as otherwise set forth herein. The Tenant agrees to indemnify and save the Owner harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises except for claims arising from Owner's, its agents, invitees, servants, and licensees' negligence:

         a. Owner warrants and represents that, as of the Term Commencement Date (which shall be sixteen (16) weeks after Lease execution), (i) the premises shall be in compliance with all applicable laws, codes, ordinances, orders, rules and regulations of any governmental or other public authority, (ii) all electrical, plumbing, lighting, fire protection and heating, ventilation and air conditioning systems shall be in good condition and repair, and (iii) there shall be no restrictions or other legal impediments, either imposed by law (including without limitation applicable zoning and building codes or ordinances) or by instrument, which would prevent the use of the premises for the permitted uses hereunder. If at any time during the Term, as the same may be extended, applicable law shall not permit the use of the premises as aforesaid, then Tenant, without waiving any other right Tenant may have on account thereof, may terminate this Lease upon no less than thirty (30) days written notice to Owner.

         b. Owner shall indemnify, defend hold harmless Oriel, its parent, subsidiaries, divisions, and affiliates, and their respective officers, directors, shareholders and employees, from and against any and all damages, liabilities, actions, causes of action, suits, claims, demands, losses, costs and expenses (including without limitation reasonable attorneys' fees and disbursements and court costs) to the extent arising from or in connection with the negligence or willful misconduct of Owner, its agents, employees, representatives or contractors.

         The party seeking indemnification under this Lease (the "Indemnified Party") shall provide prompt written notice of any thirty party claim to the party from whom such indemnification is sought (the "Indemnifying Party"). The Indemnifying Party shall have the right to assume exclusive control of the defense of such claim or, at the option of the Indemnifying Party, to settle the same. The Indemnified Party agrees to cooperate reasonably with the Indemnifying Party in connection with the performance of the Indemnifying Party's indemnification obligations under this Lease. In the event that the Indemnifying Party fails to perform such obligations, the Indemnified Party shall have the right to perform such obligations at the Indemnifying Party's reasonable expense.

         Notwithstanding anything to the contrary contained in this Agreement, in no event shall either party be liable for any indirect, special, consequential or incidental damages (including without limitation damages for loss of use of facilities or equipment, loss of revenue, loss of profits or loss of goodwill), regardless of whether such party (i) has been informed of the possibility of such damages or (ii) is negligent.

           6. Services and Utilities: Owner shall cause utilities and services to be furnished to the demised premises for the benefit of the Tenant and paid for as follows: water, by the Tenant; gas by the Tenant; electricity by the Tenant; heat by the Tenant; refrigeration by the Tenant; and hot water by the Tenant. The Owner shall not be liable for any interruption or delay in any of the above services for any reason except for Owner's


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negligence. All utilities furnished to the demised premises are separately metered and serve the demised premises exclusively. Owner shall put bills in Tenant's name prior to the Commencement Date. Tenant's obligation to pay bills shall not begin until the Commencement Date.

         7. Right to Inspect and Exhibit: Upon prior advance notice the Owner, or its agents, shall have the right to enter the demised premises at reasonable hours in the presence of Tenant and with minimal interference to Tenant's business to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Owner to make any such repairs, additions or alterations except as otherwise set forth herein), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For six months prior to the expiration of the demised term, the Owner, or its agents, may similarly exhibit the premises in accordance with the terms of the preceding sentence to prospective tenants, and may place the usual "To Let" signs thereon.

         8. Damage or Destruction

         8.1 If all or a portion of the premises is damaged by fire or other casualty, Owner will give Tenant written notice ("Owner's Repair Notice") of the time which will be needed to repair such damage, as determined by Owner in its reasonable discretion, and the election (if any) which Owner has made according to this Article 8. Such notice will be given before the 60th day (the "notice date") after the fire or other casualty. If Owner fails to give Tenant Owner's Repair Notice within sixty (60) days after the fire or other casualty, Tenant may notify Owner that Owner's Repair Notice has not been given, and Tenant may terminate this Lease if Owner fails to give Owner's Repair Notice within ten
(10) days after this reminder notice is received by Owner. To exercise this termination right, Tenant must give Owner notice of termination at any time after the expiration of said ten (10) day period but before Owner's Repair Notice is given.

         8.2 If all or a portion of the Premises is damaged by fire or other casualty to an extent which may be repaired within one hundred eighty (180) days after the notice date, as reasonably determined by Owner and Tenant, Owner will promptly begin to repair the damage after the notice date and will diligently pursue the completion of such repair. In that event, this Lease will continue in full force and effect except that Annual Fixed Rent and Additional Rent, as defined in Article 63d., will be abated on a pro rata basis from the date of the damage until the date of the substantial completion of such repairs (the "repair period") based on the proportion of the rentable area of the Building Tenant is unable to use during the repair period. Notwithstanding the foregoing, if a repair that Owner determined could be made within one hundred eighty (180) days after the notice date is not substantially completed within said one hundred eighty (180) day period, Tenant may terminate this Lease upon notice to Owner given at any time after the expiration of said one hundred eighty (180) day period, but before the repair is substantially completed; provided, however, that Owner may nullify Tenant's termination if Owner substantially completes the repair within thirty (30) days after receipt of Tenant's termination notice. Tenant's termination notice shall state that this Lease will terminate thirty
(30) days after Owner's receipt of the notice unless Owner substantially completes the repair within said thirty (30) day period.

         8.3 If all or a portion of the Premises is damaged by fire or other casualty to an extent that may not be repaired within one hundred eighty (180) days after the notice date, as reasonably determined by Owner, and the damage materially impairs Tenant's use of the Premises, then (i) Owner may cancel this Lease by written notice given to Tenant on or before the notice date or (ii) Tenant may cancel this Lease by written notice given to



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Owner within thirty (30) days after Owner's delivery of a written notice that the repairs cannot be made within such one hundred eighty (180) day period. If either party cancels this Lease in accordance with the preceding sentence, this Lease shall terminate thirty (30) days after the date of the cancellation notice. If neither Owner nor Tenant so elects to cancel this Lease, Owner will diligently proceed to repair the Premises, and Annual Fixed Rent and Additional Rent will be abated on a pro rata basis during the repair period based on the proportion of the rentable area of the Building Tenant is unable to use during the repair period. Notwithstanding the foregoing, if a repair to be made in accordance with this Section 8.3 is not substantially completed within two hundred ten (210) days after the notice date (or within such longer time period as is specified in Owner's Repair Notice), Tenant may terminate this Lease upon notice to Owner given at any time after the expiration of said two hundred ten
(210) day period (or the expiration of such longer time period as is specified in Owner's Repair Notice), but before the repair is substantially completed; provided, however, that Owner may nullify Tenant's termination if Owner substantially completes the repair within thirty (30) days after receipt of Tenant's termination notice. Tenant's termination notice shall state that this Lease will terminate thirty (30) days after Owner's receipt of the notice unless Owner unless Owner substantially completes the repair within said thirty (30) day period.

         8.4 Tenant shall be responsible for the repair or replacement of all of Tenant's personal property that is damaged or destroyed.

         8.5 Time is of the essence in this Section 8.

         9. Observation of Laws, Ordinances, Rules and Regulations: The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County and Municipal authorities applicable to the business to be conducted by the Tenant in the demised premises. As clarification to the proceeding section, Tenant shall comply with all laws which are particular to Tenant's specific use of the premises (but not to the premises itself). The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent. As set forth in this lease, Owner shall be responsible at Owner's sole expense for capital improvements necessary to keep the building in good order and repair and necessary to keep the building in compliance with all laws, ordinances, rules and regulations of federal, state, country and municipal authorities.

         10. Subordination to Mortgages and Deeds of Trust: This Lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. Tenant agrees to execute, at no expense to Owner, any instrument which may be deemed necessary or desirable by Owner to further effect the subordination of this Lease to any such mortgage, deed of trust or encumbrance. Tenant shall attorn to the holder of any mortgage acquiring title by virtue of a conveyance or through foreclosure proceedings. Anything herein to the contrary notwithstanding, the subordination of this Lease to future mortgages will be conditioned upon Tenant receiving from the mortgagee a subordination, nondisturbance and attornment agreement substantially in the form of Exhibit "E" hereto, or such other form as may be the standard form used by the mortgagee and reasonably acceptable to Tenant. Owner represents that there is no Mortgagee or Ground Lessee of record.


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         11. Rules and Regulations of Owner: The rules and regulations regarding the demised premises as set forth in Article 56, hereof, as well as any other and further reasonable rules and regulations which shall be made by the Owner, shall be observed by the Tenant and by the Tenant's employees, agents and customers. The Owner reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises or derogate from Tenant's rights hereunder. Owner shall enforce uniformly the rules and regulations in the Stratford Executive Park and provisions of any other lease but Owner shall not be liable to Tenant for any violation of same by Owner or by any other tenant, their respective servants, agents, invitees or licensees.

         12. Violation of Covenants, Forfeiture of Lease, Re-entry by Owner: In case of violation by the Tenant of any of the covenants, agreements and conditions of this lease, or of the rules and regulations now or hereafter to be reasonably established by the Owner, and upon failure to discontinue such violation within thirty (30) days after written notice thereof given to the Tenant or as long as Tenant is diligently proceeding to cure, such longer period if such violation is incapable of curing within thirty (30) days, this lease shall thenceforth, at the option of the Owner, become null and void, and the Owner may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Owner of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Owner shall exercise its option under this paragraph operate to defeat the right of the Owner to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation. If there shall be an event of default under this lease at the date fixed for the commencement of any renewal or extension period, Owner may cancel such renewal or extension by written notice to Tenant.

         13. Notices: All notices and demands, legal or otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing. If the Owner or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by certified mail, addressed to the Tenant at 150 Long Beach Boulevard, Stratford, CT 06497,
Attention: Allen Smith, with a copy to: Thermo Electron Corporation, 81 Wyman Street, PO Box 9046, Waltham, MA 02254, Attention: General Counsel. Notices from the Tenant to the Owner shall be sent by certified mail or delivered to the Owner at the place hereinbefore designated or to such party or place as the Owner may from time to time designate in writing. Notices shall be deemed delivered three (3) days after deposit in the US Mail.

         14. Bankruptcy, Insolvency, Assignment for Benefit of Creditors: It is further agreed that if at any time during the term of this lease the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant and not dismissed within ninety (90) days, then Tenant shall be deemed in default hereunder and the Owner may, at its option terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate and Tenant, but such termination shall not release or discharge any payment of rent payable hereunder and then


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accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

         15. Eminent Domain

         15.1 A taking of all or any part of the Premises under the exercise of the right of condemnation or eminent domain is referred to hereafter as a "Taking". The date upon which the condemnation authority takes possession of the portion of the Premises Taken is referred to hereafter as the "Taking Date". In this Article, the "Taken" means that the Premises have been subject to a Taking.

         15.2 If all of the Premises are Taken, (a) this Lease shall terminate on the Taking Date, and (b) the Annual Fixed Rent, Additional Rent and other charges payable by Tenant hereunder shall be apportioned and paid to the Taking Date.

         15.3 If (i) more than twenty-five (25%) percent of the rentable area of the Building is Taken, (ii) more than twenty-five (25%) percent of the parking spaces on the Premises is Taken, or (iii) access to the Premises is substantially impaired because of a Taking, then Owner or Tenant may terminate this Lease by written notice to other party given within thirty (30) days after the Taking Date. If either party elects to terminate this Lease in accordance with the preceding sentence, the Annual Fixed Rent, Additional Rent and other charges payable by Tenant hereunder shall be apportioned and paid to the Taking Date.

         15.4 If a Taking occurs and this Lease is not terminated, this Lease shall continue unaffected, except that (i) the Annual Fixed Rent shall be reduced as of the Taking Date to the Annual Fixed Rent in effect immediately before the Taking multiplied by the fraction, the numerator of which shall be the value of the untaken portion of the Premises (valued after the Taking and any restoration) and the denominator of which shall be the value of the Premises immediately prior to the Taking, (ii) Tenant shall continue to pay all Additional Rent due with respect to the remaining Premises, (iii) Owner and Tenant shall make any adjustments needed between them as a result of any overpayment or underpayment of Additional Rent and Annual Fixed Rent with respect to the portion of the Premises that has been Taken, and (iv) Owner shall make appropriate alterations, in its reasonable judgment to the Premises to restore the Premises as nearly as practicable to their condition before the Taking, but Owner shall only be required to expend for this purpose any condemnation proceeds that Owner receives.

         15.5 Tenant shall neither have nor make any claim whatsoever for any award or payment for the Premises or any part thereof, and in any event Tenant shall neither have nor make any claim whatsoever for any award or payment for the value of Tenant's leasehold under this Lease or for the value of the unexpired Term. Notwithstanding the foregoing, Tenant will have the right to assert a claim against the condemning authority in a separate action for Tenant's moving expenses, trade fixtures and any unamortized alterations paid for by Tenant.

         15.6 If Owner becomes aware of a condemnation proceeding pertaining to the Premises, Owner shall promptly give notice thereof to Tenant. Subject to any applicable procedural rules, Owner, Tenant and their counsel may both appear in the proceeding.

         15.7  Time is of the essence in this Section 15.

         16. Lease Provisions Not Exclusive: The rights and remedies of Owner set forth herein are not intended to be exclusive but as additional to all rights and remedies the Owner would otherwise have by law.



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         17. Limitation re: Default in Rent: Notwithstanding anything to the contrary herein (i) Tenant shall not be deemed in default in the payment of Annual Fixed Rent unless Tenant fails to pay the same when due and thereafter cure such default within ten (10) days after notice of such default from Owner; provided, however, that if Owner shall have given two such notices in any calendar year, any subsequent failure by Tenant, during such calendar year, to pay Annual Fixed Rent on the due date thereof shall be deemed an immediate default hereunder without any requirement of notice nor opportunity to cure, and
(ii) Tenant shall not be deemed in default in the payment of any additional rent due hereunder unless Tenant fails to pay the same when due and thereafter cure such default within ten (10) days after notice of such default from Owner; provided, however, that if Owner shall have given two such notices in any calendar year, any subsequent failure by Tenant, during such calendar year, to pay fixed additional rent on the due date thereof shall be deemed an immediate default hereunder without any requirement of notice nor opportunity to cure.

         18. Remedies of Owner: In the case of any default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may relet the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such reasonable alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner agrees to mitigate damages.

Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a default by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity.

         19. Fees and Expenses: If Tenant or Owner shall default in the observance or performance of any term or covenant on Tenant's or Owner's part to be observed or




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performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease Tenant or Owner may, not less than ten (10) days (or such longer period as set forth herein) after notice to Tenant or Owner (except in cases of emergency) and Tenant's or Owner's failure to cure such default within such ten (10) day period (or such longer period as set forth herein), or at any time thereafter perform the obligation of Tenant or Owner thereunder. If Owner or Tenant, in connection with the foregoing or in connection with any default by Tenant or Owner hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, then Tenant or Owner will reimburse Tenant or Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's or Owner's default shall be paid to Tenant or Owner within thirty (30) days of rendition of any bill or statement to Tenant or Owner therefor. If the lease term shall have expired at the time of making such expenditures or incurring such obligations, such sums shall be recoverable by Owner or Tenant as damages. All sums paid to Owner shall be deemed additional rent.

         20. No Representations by Owner: Owner or Owner's Agents have made no representations, warrantees or promises with respect to the Demised Premises or common areas except as herein expressly set forth.

         21. End of Term: Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in the same good order and condition as delivered to Tenant, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, damages by casualty and condemnation excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

         22.  Intentionally omitted.

         23. No Waiver: The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The failure of Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease to be observed or performed by Owner shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by

Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

         24. Waiver of Trial by Jury: It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy.

         25. Force Majeure: If Owner or Tenant is unable to fulfill any of its obligations under this Lease (except for Tenant's obligations to pay Rent hereunder) or is prevented or delayed from doing so by reason of strikes or labor troubles or any other legitimate cause beyond Owner's or Tenant's control, including governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any federal, state or municipal government or agency or any board, bureau, commission, department or body thereof, or by reason of the conditions of supply and demand which have been or are affected by way of hostilities or other similar or dissimilar emergency (collectively, "Force Majeure Delays"), Owner's or Tenant's obligation to perform shall be delayed by the number of days of Force Majeure Delays which shall not exceed sixty (60) days.

         26. Water and Sewer Charges: Upon the Term Commencement Date, Owner shall contact the Bridgeport Hydraulic Company and transfer the account for water usage of the premises to Tenant and Tenant shall be responsible for paying bills from the Bridgeport Hydraulic Company or its successor as of the Commencement Date of this lease, throughout the term of this lease and throughout any extension term. The meter number for this account is 50613042. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system; however, Tenant shall not be required to pay any such amounts with respect to the period of one year from the Commencement Date. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

         27. Sprinklers: The sprinkler system originally installed by Owner in the demised premises was installed in accordance with all applicable laws and regulations, and anything elsewhere in this lease to the contrary notwithstanding, if any bureau, department or official of the federal, state or local government recommend or require any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's particular business, or the location of Tenant's partitions, trade fixtures, or other contents of the demised premises. As clarification to the preceding sentence, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment necessitated by its particular use of the Premises whether the work involved shall be structural or non-structural in nature. If Tenant's business necessitates additional monitoring, Tenant shall pay to Owner as additional rent, Tenant's portion of the contract price for any additional sprinkler supervisory service and any additional sprinkler alarm service. However, if during the term of this lease, or, if Tenant extends the term of this lease as provided herein, during the final year of any extension thereof, as the case may be, Tenant shall be required to perform any work under this Article, Tenant shall not be required to pay the cost thereof in an amount greater than a fraction of such cost, the numerator of which shall equal the number of days remaining in the term and the denominator of which shall equal 3,650 (plus number of days in extended term). Notwithstanding anything to the contrary contained herein, Owner shall maintain at its expense the sprinkler systems and modify, alter, or change the sprinkler system if required in accordance with all applicable laws and regulations that are not due to or the result of Tenants particular business or wall and fixture locations.

         28. Services: Owner reserves the right to stop service of the heating, plumbing and electric systems, when necessary by reason of accident, or emergency , for repairs, alterations, replacements or improvements, in the reasonable judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed only if minimal interference with Tenant's business operations and advance notice is given to Tenant and Tenant consents to such interruption except in the case of emergency.

         29. Captions: The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease or the intent of any provision hereof.

         30.  Intentionally Omitted

         31. Estoppel Certificate: Tenant, at any time, and from time to time, within thirty (30) days after notice from Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a certification concerning the status of this Lease and Tenant's occupancy of the demised premises, including without limitation that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default. See Exhibit "F".

         32. Successors and Assigns: The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and permitted assigns.

         33. Commencement and Expiration of Term: Subject to the provisions of
Article 63, the term of this Lease and the annual fixed rental and additional rent payable hereunder shall commence on a date (herein called the "Commencement Date") which shall be sixteen (16) weeks after the lease is signed and fully executed, and shall end ten (10) years from the Commencement Date, except that if such expiration date shall be on any day other than the last day of the calendar month, the term of the lease shall be extended to and shall expire on the last day of such calendar month, which ending date is herein called the "Expiration Date" or shall end on such earlier date upon which said term may expire or be canceled or terminated pursuant to any of the conditions or covenants of this lease or pursuant to law. In no event shall the Commencement Date occur prior to December 5, 1997. The rent billing date shall be the first of the month. If the Commencement Date falls on a date other than the first of the month, the initial rent invoice shall be prorated accordingly. Promptly after commencement of the term of this lease the parties shall enter into a supplementary agreement confirming the Commencement Date and Expiration Date of the term of this lease.

         34. Broker: Tenant represents to Owner and Owner represents to Tenant that in the negotiation of this Lease it dealt with no real estate broker or salesman except RICHARD F. GRETSCH, JR. of COMMERCIAL AND INDUSTRIAL REAL ESTATE BROKERAGE. Owner shall compensate such broker pursuant to separate agreement. Each party hereby agrees to indemnify the other party and hold the other harmless from any and all losses, damages and expenses arising out of any inaccuracy of the above representation, including court costs and reasonable attorney's fees. Owner shall have no liability for brokerage commissions arising out of a permitted sublease by Tenant, and Tenant shall and does hereby indemnify Owner and hold it harmless from any and all liability for brokerage commissions arising out of any such sublease for brokers retained by Tenant.

         35. Number of Parking Spaces: Owner agrees to make available to Tenant for its sole exclusive use the following parking spaces:

         (a) 104 spaces for employees, visitors, and invitees which shall be not more than 250 yards from an entrance to Tenant's premises.

These spaces shall be provided in accordance with the terms and conditions of
Article 37 herein and shown on Exhibit "A".

         36. Taxes: (a) Commencing on the Commencement Date, Tenant agrees to pay as additional rent one hundred (100%) percent of the real estate tax for the period of occupancy, which may be imposed upon the land and building for the Town of Stratford's Tax Parcel Identification Number 0987200 of which the demised premises are a part. One hundred (100%) percent is the proportion which the rentable area of the demised premises bears to the rentable area of the building of which it is a part. This amount shall be paid whether same results from a higher tax rate, or (except as set forth above) an increase in the assessed valuation of the property of which the demised premises are a part, or both. A tax bill and records of the taxing authority shall be sufficient evidence of the amount of taxes and be used for calculations of the amount to be paid by Tenant. Tenant shall pay such additional rent within thirty (30) days after receipt of bill for such rent from Owner. Owner shall furnish to Tenant pertinent copies of tax bills which form the basis for such additional rent promptly upon written request of Tenant. Attached as Exhibit "G", is a copy of the tax bill for the October 1, 1996 Grand List.

         (b) In addition to the taxes payable by the Tenant pursuant to the preceding Article 36 (a), Tenant agrees to pay, as additional rent, any increases in real estate taxes which are based on an increase in the assessed value resulting from physical improvements to the demised premises made by Tenant, which improvements include the items included in Owner's Work, as set forth in Article 63 hereof.

         (c) If any other tax or assessment shall be levied by the Town, County or other Municipal authority in lieu of the aforesaid taxes, or in addition to the aforesaid taxes, and same shall be considered a real estate tax, then the increase payable hereunder shall apply to such new or additional tax. Owner agrees to pay tax bills when due to not prejudice the right of Tenant to file any tax abatements. Tenant shall have the right to contest any tax assessment and commence a legal proceeding against the authority having the assessment jurisdiction. Owner shall sign any reasonable abatement application or any other reasonable legal documents required to file for an abatement and any appeal of the denial thereof.

         (d) After the first five (5) years of the lease term or any extension term, notwithstanding anything to the contrary, the cost of a "Shared Assessment" (as defined below) that is not warranted by Tenant's particular use of the Premises shall be allocated between Owner and Tenant as follows: Tenant's share shall equal the total amount of the Shared Assessment multiplied by a fraction, the numerator of which shall be the number of months remaining in the Term on the date of the assessment and the denominator of which shall be the number of months in the useful life of the improvement for which the assessment was made (but this fraction shall not be greater than 1/1.) Owner's share shall be the balance of the amount of the Shared Assessment. For an assessment to be a Shared Assessment, each of the following conditions must apply: (i) the assessment must be for: (a) an improvement benefiting the Premises that has a useful life of more than one (1) year, (b) special assessment related to sewer, water or taxes and (ii) the amount of the assessment must exceed $5,000.

         Nothing in this Lease shall require Tenant to pay any federal, state or municipal business, income or excess profits or gross receipts taxes assessed against Owner, or any federal, state or municipal estate, succession, inheritance or transfer taxes of Owner, or corporation franchise taxes imposed upon any corporate owner of the fee of the Premises. Owner represents and warrants to Tenant that, as of the date hereof (i) there are not past due taxes, and (ii) there are no pending abatements or tax appeals relating to the Premises. Owner shall timely remit to the appropriate taxing authority any taxes that are Owner's responsibility to pay under this Article.

         37. Parking: As shown on Exhibit "D", the parking areas for trucks and delivery vehicles made available in front of loading docks or loading areas are not to be considered parking spaces but are provided solely for the efficient loading and unloading of goods. Owner hereby grants to Tenant the right to use those loading areas and docking areas as shown on Exhibit D, which loading areas and docking areas are for the sole and exclusive use of Tenant. It is intended that Tenant shall have the right for its own use of not more than the spaces designated in Article 35 hereof, but if Tenant, its agents, employees, licenses or invitees actually use more than said number of spaces on a regular basis, Owner shall have the option of either requiring Tenant to pay to Owner THIRTY-FIVE ($35.00) DOLLARS per month for each additional space so used during the term hereof, or to cause Tenant to immediately cease and desist from so using said additional spaces.

         Tenant, its agents, servants, employees or invitees shall not cause or permit any of its automobiles, trucks or other motor vehicles to be parked overnight anywhere within Stratford Executive Park, except as permitted above.

         It shall be the obligation of Tenant to insure that its officers and employees will park in the areas so designated and will not obstruct the areas of other tenants nor park along road sides and other areas not specifically designated for parking. Owner shall have the right to use any lawful means to enforce the parking regulations which have been promulgated in accordance with the terms of this Lease, including but not limited to, the rules contained hereinbelow.

         38. Common Area Charge: Tenant shall pay as additional rent hereunder (on a pro-rata monthly basis) an amount equal to $1.84 per square foot (or, viz, $58,328 per lease year, the first lease year commencing on the Commencement Date and ending one year thereafter and each subsequent lease year beginning on the anniversary date of the prior lease year and ending one year thereafter), to cover the cost to Owner of the expenses of common area maintenance. These expenses include structural maintenance and repairs, insurance, snow plowing and sanding parking areas, landscape maintenance, sprinkler system maintenance and repairs, management, and administration. Commencing with the first anniversary after the Commencement Date and annually thereafter, Tenant's Common Area Charges shall be increased by an amount equal to $1.84 multiplied by the one (1) year percentage of increase, if any, in the most recent

Revised Consumer Price Index published closest to each anniversary date of the prior lease year by the Bureau of Labor Statistics of the United States Department of Labor for all urban wage earners and clerical workers - U.S. city average (or any successor or substitute index appropriately adjusted) (1967 equals 100). For example, if the lease Commencement Date is December 1, 1997, then for the first calculation (additional rent due for lease year two per article 38) multiply $1.84 by a fraction, the denominator of which is fixed for all calculations shall be the Index number for November, 1997 and the numerator shall be the Index number for November, 1998. From the result of this computation, there shall be deducted $1.84 and the difference shall be the additional rent to be paid pursuant to this article. For the second calculation (additional rent due for lease year three (3) per article 38), multiply $1.84 by a fraction, the denominator or which is the Index number for November 1997 and the numerator shall be the Index number for November 1999. From the result of this computation, there shall be deducted $1.84 and the difference shall be the additional rent to be paid pursuant to this article. Until the increase under this paragraph is computed and a statement thereof is furnished to Tenant by Owner, Tenant agrees to continue to pay the then current Common Area Charge attributable to Tenant's annual share of common area charges as previously determined under this paragraph. Within thirty (30) days following receipt of the Owner's statement of the recomputed common area charge, Tenant shall pay any increase for any prior months in the current lease year and shall thereafter pay any monthly increases until the next recomputation of such charges. Any such increase shall be considered additional rent hereunder. If publication of the Consumer Price Index shall be discontinued, the parties hereto shall thereafter accept comparable statistics on the cost of living as computed and published by any comparable agency of the United States Government or any subdivision thereof, or if no such statistics are available, comparable statistics published by a financial periodical of recognized authority to be reasonably selected by Owner and reasonably agreed to by Tenant. In the event of (i) use of comparable statistics in place of the Consumer Price Index, as described above, or (ii) the publication of the Index at other than monthly intervals, revisions shall be made in the method of computation set forth in this Article 38 as the circumstances may require to carry out the intent of this Article.

         39. Insurance: 1. (a) Liability Insurance - Tenant agrees to provide and keep in force comprehensive general public liability insurance against claims arising out of the operation and control of the premises, in limits of not less than $2,000,000.00 combined bodily injury and property damage. Owner may periodically review, but not more often than once every two years the adequacy of such coverage and to the extent commercially reasonable shall have the right to require Tenant to increase the coverage equal to the amount of coverage customarily carried by owners and/or tenants of similar buildings in similar locations in the Stratford/Bridgeport area. Tenant has the right to increase its deductibles to amounts that are considered prudent in the Fairfield County area of Connecticut. The original of any such policy or certificate thereof shall be delivered to the Owner showing that Owner has been named as an additional insured except to extent of Owner's negligence or willful misconduct, and renewals thereof shall be delivered to the Owner at least five (5) days before the expiration of any existing policy. All such insurance shall be with companies of recognized responsibility licensed to do business in the State of Connecticut and shall provide that same may not be canceled by the carrier without at least ten (10) days prior written notice to each insured. If Tenant shall not deliver evidence of the existence of such insurance as required herein, Owner may procure such insurance, at Tenant's expense, and Tenant shall, on demand, reimburse Owner, as additional rent, for the cost thereof.

         (b) Any failure on Tenant's part to promptly dispose of Tenant's rubbish or accumulations of flammable material on the premises may have the effect of increasing the insurance rate on the building and involve the Tenant herein with additional liability.

         (c) Tenant shall be responsible for any increase in Owner's insurance premium specifically caused by any subtenant of Tenant. The preceding sentence shall not be deemed to be an implication that Owner consents to any subleasing of the premises unless otherwise permitted in this lease.

         (d) Tenant shall have the right to provide for its insurance under any blanket policy carried by Tenant.

         2.   (i)   During the term of this Lease, Owner shall maintain standard commercial general liability insurance or equivalent form with a limit of not less than $3,000,000 each occurrence. If such insurance contains a general aggregate limit, it shall apply separately to this Lease or be no less than two times the occurrence limit. Such insurance shall also: (i) include Tenant, its officers and employees as insureds with respect to this Lease (such coverage not to contain any special limitations on the scope of its protection afforded to the prior listed insureds); and (ii) be primary with respect to any negligent acts of Owner to any insurance or self-insurance programs covering the Tenant, its officers and employees.

              (ii) During the term of this Lease, Owner shall maintain all risk property insurance on the Building, the Premises including all improvements, alterations, additions or improvements made by it or Tenant during the Term, and the Common Areas, insuring 100% of the replacement value thereof. All policies shall provide protection against any peril included within the classification "Fire and Extended Coverage" together with insurance against flood or water damage, sprinkler damage, vandalism, explosion and malicious mischief.

              (iii) During the term of this Lease, Owner shall maintain workers' compensation insurance with statutory limits and employers' liability insurance with limits of not less than $1,000,000 each accident.

              (iv) Insurance to be carried by either party shall be maintained with an insurer(s) holding a Best Rating of B+ or higher.

              A Certificate of the insurer evidencing the existence and amount of each required insurance policy shall be delivered by each party to the other before the date Tenant is first given the right of possession of the Premises, and thereafter within thirty (30) days after any written demand. No such policy shall be cancelable except after thirty (30) days written notice to Owner and Tenant. Each party shall furnish the other with proof of renewal or qualified replacement policies at least ten (10) days before expiration of the original. All coverages required under this Lease shall be maintained for the duration of this Lease.

         40. Owner's Obligations: (a) Notwithstanding anything contained herein to the contrary in Article 4 hereof, the Tenant shall not be obligated to make any repairs to the roof, foundation, all exterior utility lines, exterior walls, load-bearing interior walls, common areas, parking and loading dock areas, repairs mandated by law or any structural defects not caused by Tenant's particular use of the premises (collectively, "Structural Repairs") unless said repairs are made necessary by the omission, negligence or misconduct of Tenant or Tenant's servants, employees, invitees or licensees. Owner shall perform at its expense all Structural Repairs not required to be made by Tenant under this subparagraph 40 (a). Tenant shall notify Owner of the same. If, within twenty
(20) days after such notice Owner fails to complete such repairs (or, if such repairs are of a nature that they cannot reasonably be completed within such twenty (20) day period, Owner fails to commence such repairs within such twenty
(20) day period and thereafter diligently prosecute the same to completion), then Tenant may cause such repairs to be made at Owner's reasonable expense. If Owner in good faith disputes its obligation to make any repair, such dispute shall be resolved by arbitration in Bridgeport, Connecticut under the auspices and rules of the American Arbitration Association. Tenant's right to cure set forth in the previous sentence shall be subject to any such arbitration proceeding.

         (b) Owner shall clean and remove snow and ice (or, if the removal of ice is not reasonably possible, salt and sand the same) except that Tenant shall remove snow and ice at Tenant's entrances and on any walkways solely for Tenant's pedestrian use, or on any steps or stoops or platforms leading to Tenant's premises.

         (c) Owner shall not be obligated to remove snow from areas in the vicinity of Tenant's entrances or loading areas which were obstructed by a parked vehicle at the time Owner's snow removal equipment was servicing the area. Owner shall not be obligated to institute snow plowing unless the accumulation exceeds one (1) inch.

         (d) Owner shall not be required, unless otherwise agreed to in writing, to furnish any service during hours other than those set forth in this Lease.

         (e) Owner shall maintain at its expense the access roads and parking areas in good order and repair. Tenant shall perform, at its expense, any necessary repairs and maintenance with respect to the loading dock serving the demised premises.

         (f) Owner shall comply, at its expense, with those laws, ordinances, rules and regulations (collectively, "Laws and Ordinances") applicable to the building or the use and occupancy thereof, which Laws and Ordinances neither Tenant nor any other occupant of the building is obligated to comply with.

         41. Tenant's Obligations: (a) Tenant agrees not to employ any contractor in connection with any services, provisions, alterations or maintenance, unless Owner has first consented in writing to the contractor (which consent shall not be unreasonably withheld or delayed), it being the intention of Owner to limit the number of such contractors employed in the Stratford Executive Park. Owner's disapproval of any contractor selected by Tenant must be accompanied by the designation of two or more contractors acceptable to Owner, whose prices must be reasonably competitive. In the event Owner does not approve or disapprove Tenant's contractor within seven (7) business days after receipt of written request therefor, then the contractor so selected by Tenant shall be deemed to have been approved by Owner.

         (b) With respect to any work to be performed by the Tenant on the demised premises, in addition to any other limitations set forth in this Lease, Owner does not consent to the reservation of any title by any conditional vendor or secured party to any property which may be affixed to the realty so as to become a part thereof, wholly or in any portion without material injury to the freehold.

         (c) Tenant shall within a reasonable time period remove snow, litter or debris from the walkways, steps, leading from the common areas to Tenant's entrances, exits and loading areas provided such walkways and steps are for the sole use of Tenant.

         (d) Tenant agrees, at its sole cost and expense, and throughout the term of this Lease, to maintain in working order (including changing of filters at least four (4) times per year), repair where necessary, the heating and air conditioning units and systems by using reputable heating and air conditioning contractors on a systematic basis, reasonably acceptable to Owner. Tenant shall submit on demand evidence of its maintenance contracts, as aforesaid. Tenant's obligations under this subparagraph (d) shall be conditioned upon Owner's initial installation of heating and air conditioning equipment meeting the criteria of Exhibits B and C hereto. Owner represents and warrants that the HVAC systems serving the Building will be on the Commencement Date in good working order and repair. During the term of the Lease, Tenant agrees to make repairs to the HVAC systems, not covered by Owner's warranty, so long as Tenant shall not pay for a repair for any one HVAC unit which costs more than $5,000.00. Any repair to one unit which costs more than $5,000.00 shall be a shared capital replacement. Owner, however, shall be responsible for the replacement of the HVAC systems and the replacement cost ("shared capital replacement") shall be amortized over the life of the equipment and shall be paid for as follows: Tenant's share shall equal the total cost of the shared capital replacement multiplied by a fraction, the numerator which shall be the number of months remaining in the Term (together with the number of months in any exercised options to extend the Term) , at the time the shared capital replacement is made and the denominator of which shall be the number of months in the useful life of the shared capital replacement. Owner's share shall be the balance of the cost. Each party shall pay its share of the cost of a shared capital replacement directly to the contractor in accordance with the payment terms in the contract. If Owner and Tenant fails to pay its share of the shared capital replacement within thirty (30) days after their respective share is due, than that party shall be in default of its lease obligations. In addition, Tenant shall be allowed access to the roof to make any repairs to the HVAC systems which are required by the terms of this Lease, it being agreed that this access shall not require Tenant to make any repairs except those which are specifically specified in the Lease. Upon the Lease Execution Date, Owner shall provide Tenant with access to the Premises so that Tenant may make reasonable repairs, additions and improvements to the Premises which Owner approves of by execution of this Lease.

         (e) Tenant agrees to purchase gas and electricity or any other fuel or source of energy at any time being supplied to the demised premises from the public utility company or the appropriate vendor servicing the demised premises and shall pay directly to the applicable utility company or the appropriate vendor the consumption of electricity and gas or other fuel referred to above. Except for Owner's negligence or willful misconduct, Owner shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electrical or other such service is changed or is no longer available or suitable for Tenant's requirements, where such change is due to circumstances beyond Owner's control. Owner's responsibility shall be solely limited to the repair of any lines or pipes serving the demised premises, the repair of which may be the responsibility of Owner under the terms of this lease except for Tenant's negligence or willful misconduct. In no event shall Owner be held responsible for any failure on the part of the utility company to repair or service its lines if such repair is not the Owner's responsibility or involves the line or property of the utility company.

         (f) Owner shall have the right to purchase energy or energy sources other than those available for the public utility company or companies serving the premises provided that such changes are mandated by public authority. Where such allocation is not on a metered basis, but on a rent inclusion basis, the allocation payable by Tenant shall be established by Owner's duly qualified professional engineer. In the event Tenant disputes any such allocation, Tenant may employ a reputable consultant to make a survey of the cost of such energy to the demised premises. The determination of such consultant shall be promptly submitted to Owner. If Owner's and Tenant's consultants cannot mutually agree as to the cost of such energy, the matter shall be submitted to arbitration in accordance with the rules of the American Arbitration Association. Pending determination of such consultants' reports Tenant shall continue to pay the charges as billed by Owner. Each party shall pay the cost of its own consultant. Any final adjustment shall be made at the time of the arbitration award. Owner shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of the energy to the building is changed or is no longer available or suitable for Tenant's requirements, except that Owner shall diligently pursue such remedies as are reasonably consistent with the other terms of this Lease, and as are reasonably within Owner's control.

         (g) Tenant shall, at Tenant's expense, keep the demised premises clean and in order, reasonable wear and tear and damage by casualty excepted, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporations approved by Owner in accordance with subparagraph 41(a) hereof.

         (h) In addition to the provisions of subparagraph 41 (c), Tenant shall pay the cost of removal of any of Tenant's refuse and rubbish from the building. Tenant shall independently contract for the removal of such refuse and rubbish.

         (i) Window coverings are for the Tenant's account and are discretionary except where the demised premises front onto a roadway facing the front entranceway of Tenant's premises. Where Tenant's industrial, as opposed to office uses, are visible from the roadway, then in such event Tenant shall, throughout the term of this Lease, provide draperies, blinds, or other suitable coverage reasonably satisfactory to Owner on any windows so located except along the rear drive.

         (j) Tenant shall keep all interior sides of the windows in the demised premises reasonably clean. However, Tenant shall not be required to clean windows more often than once every year. Owner shall be required to clean the outside of the windows no more than twice each year.

         (k) Tenant shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and/or around the demised premises, and insure and keep insured at Tenant's expense all plate and other glass in the demised premises for and in the name of Owner excepting, however, Owner's negligence or misconduct. If such insurance cannot be obtained at reasonable rates, Tenant may self-insure.

         (l) Tenant will make application for telephone service directly to the telephone company. Owner does not initiate or provide said service.

         (m) Tenant shall pay the bills for lighting Tenant's entrances, loading areas, common areas serving the Premises, and parking areas which Owner warrants are separately metered.

         42. Notwithstanding any other provisions contained in the instant Lease herein to the contrary, Owner shall have the right, at any time (when, in Owner's reasonable judgment,) the demised premises become substantially vacant, to enter upon same for the purposes of preventative maintenance or otherwise, whether or not Tenant has furnished the Owner with a key to the demised premises prior thereto. If no key has been furnished by Tenant to Owner, and Owner is required to break the existing lock or locks and insert new locks therein, Tenant shall reimburse Owner for the cost thereof and same shall be deemed additional rent due hereunder.

         Owner shall furnish Tenant with keys to the demised premises at or prior to the lease execution date so that Tenant may make reasonable repairs, additions and improvements to the Premises which Owner approves of by execution of this Lease per the provisions of Article 47.

         Tenant shall continue to maintain the demised premises so as to prevent damage thereto until the later of lease expiration or the date Tenant vacates and surrenders the demised premises. Without limiting the foregoing Tenant shall continue to supply heat and electricity to demised premises, together with all other utilities as reasonably determined by Owner.

GENERAL

         43. It is understood and agreed that this Lease is submitted to the Tenant for signature with the understanding that it shall not bind the Owner or Tenant unless and until it has been executed by the Owner and Tenant and delivered to the Tenant or Tenant's attorney.

         44.  Intentionally Omitted

         45. Any striking out or deletion of any portion of this Lease was done as a matter of convenience for the purpose of execution, and the language omitted is not to be given any effect whatsoever in construing this Lease.

         46.  Intentionally omitted.

         47. Preparation for Occupancy and Possession: (a) The demised premises shall be completed and prepared for Tenant's occupancy in a good workmanship manner, and subject to the provisions of Article 63 hereto. Tenant and its contractor shall be entitled to access to the demised premises prior to the completion of Owner's work only so long as Tenant, its contractor and subcontractors work in conformity with and do not materially interfere, in Owner's reasonable judgment, with Owner, its contractors or subcontractors in the completion of Owner's work

Owner may withdraw the license granted to Tenant to perform any work within the demised premises pursuant to this subparagraph upon twenty-four (24) hours written notice to Tenant in the event the Tenant's work interferes with Owner's work and provided that Tenant does not cause a cessation of such interference within such 24 hour period. Worker's Compensation, public liability insurance and property damage insurance, all in amounts and with companies reasonably satisfactory to the Owner shall be maintained by Tenant and/or its contractors and subcontractors and certificates of such insurance shall be furnished to the Owner prior to the commencement of any Tenant work. Tenant's selection of all contractors and subcontractors must be in conformance with Article 41.

         (b) The demised premises shall be deemed to be "substantially completed" on the date on which Owner's work as shown on Exhibit "D" has been completed and reasonably accepted by Tenant as complete notwithstanding the fact minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the noncompletion of which would not materially interfere with Tenant's ability to begin Tenant's work as shown on Exhibit "J". Within thirty (30) days after possession of the demised premises is tendered following substantial completion of Owner's Work, Tenant shall provide a punch list to Owner of items of Owner's Work requiring correction, and Owner shall use best efforts to correct the items appearing on Tenant's punch list within thirty (30) days thereafter with minimum interference with Tenant's use of premises. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought. Owner shall guarantee the work, shown on Exhibit's "B", "C" and "D", be responsible for and be obligated to repair any of its work for a period of two (2) years after the Commencement Date and latent defects during the lease term.

         (c) If the substantial completion of the demised premises is delayed by reason of: (i) any act or omission of Tenant or any of its employees, agents or contractors, including the failure of Tenant to comply with any of its obligations under the work specifications; or (ii) any failure of Tenant or any of its employees, agents, or contractors (not due to any act or omission of Owner or any of its employees, agents or contractors) to execute Tenant's work with reasonable speed and diligence; or (iii) any material changes by Tenant in its drawings or specifications or any material changes or substitutions requested by Tenant, then the demised premises shall be deemed substantially completed on the date when they would have been substantially completed but for such delay.

         (d) Owner agrees to reasonably cooperate with Tenant in securing the Certificate of Occupancy for the Premises.

         48. Tenant may apply to Owner for the installation of signage. Such requests shall be accompanied by a sketch showing the sign desired, its size, type and manner of mounting specifying the materials and finishes employed in the manufacture of same. Approval by Owner shall not constitute approval for purposes of complying with rules and regulations of any public agencies applicable. Owner will cooperate with Tenant in seeking any sign permits. It shall be Tenant's obligation to secure such permissions or permits at Tenant's expense. All approvals of Owner are not to be unreasonably withheld or delayed. Owner authorizes Tenant to apply for any sign permits.

         49. Whenever reference is made herein to public halls, elevators, corridors, etc. and if none such are present on or about the premises demised herein then such references shall have no relevance to the terms herein.

         50. Wherever reference is made in this Lease to "business days", such business days shall exclude also all days observed by unions having jurisdiction over employees of Owner, Owner's managing agent, or Owner's cleaning contractor as legal holidays.

         51. The terms and provisions of this lease shall be construed in accordance with and governed by the laws of the State of Connecticut.

         52.  Intentionally Omitted.

         53. Mechanic's Liens: Tenant will not permit, during the term hereby granted, any mechanic's or other lien or order for payment of work, labor, services, or materials furnished or to be furnished to, attach to or affect the demised premises or any portion thereof, and agrees that no such lien or order shall under any circumstances attach to or affect the fee, leasehold or other estate of the Owner herein, or the building. The Tenant's obligation to keep the demised premises in repair, and its right to make alterations therein, if any, shall not be construed as the consent of the Owner to the furnishing of any such work, labor or materials within the meaning of any present or future lien law. Notice is hereby given that the Tenant has no power, authority or right to do any act which may create, or be the foundation for, any lien upon the fee or leasehold estate of the Owner in the demised premises or upon the land or building of which they are a part of the improvements now erected or hereafter to be erected upon the demised premises or the land or building of which the demised premises are a part; and if any such mechanic's or other lien or order shall be filed against the demised premises or the land or building of which the demised premises are a part, the Tenant shall, within thirty (30) days thereafter, discharge said lien or order by payment, deposit or by bond fixed in a proper proceeding according to law. If the Tenant shall fail to take such action, or shall not cause such lien or order to be discharged within thirty
(30) days after the filing thereof, the Owner may pay the amount of such lien or discharge the same by deposit or bond or in any other manner according to law, and pay any judgment recovered in any action to establish or foreclose such lien or order, and any amount so paid, together with the reasonable expenses incurred by the Owner, including all reasonable attorney's fees and disbursements incurred in any defense of any such action, bonding or other proceeding, shall be deemed additional rent.

         54. Wherever reference is made to the building or the Stratford Executive Park, it shall mean the building or the Executive Park in which the demised premises are located.

         55. Work Specifications: The plans prepared by Owner in accordance with
Article 63 hereof are subject to revision based on the rules and regulations of such reviewing agencies as the local board of inspectors, the state labor department, OSHA and related agencies. Any changes in door swings, arrangements of exits and/or passages mandated by such agencies shall be binding on Owner and Tenant as if they had been incorporated into the original plans as attached hereto unless Tenant can propose an alternative change that is acceptable to the authority mandating the changes.

         Owner shall have the right to add exits, entrances or passageways whenever necessary to comply with present or future regulation by applicable public authority. Tenant shall pay the cost thereof where the requirement for such addition is due solely to Tenant's special use of premises and not the use of premises in general.

         56. RULES AND REGULATIONS: The following Rules and Regulations are uniformly and consistently enforced throughout the Stratford Executive Park.

           A. Tenant and its officers, employees, agents, customers and invitees shall have the right, in common with Owner and all others to whom Owner has granted or may hereafter grant rights, to use the common areas as designated from time to time by Owner subject to such reasonable rules and regulations as Owner may, from time to time, impose including the designation of special areas in which cars, trucks and other vehicles owned by the Tenant, its officers, employees, agents, customers and invitees (including customers, shippers, etc.) must be parked. Tenant shall, upon request, promptly furnish to Owner the license number of the cars and trucks operated by Tenant, its officers and employees. Tenant shall not at any time interfere with the rights of Owner, their officers, employees, agents, customers and invitees to use any part of the parking areas and other common areas not specifically allocated to Tenant.

         B. At Owner's sole cost and expense, without limiting the provisions of Paragraph 35, Owner may promulgate such rules and regulations with regard to the use of common areas to prevent the loss to Owner of exclusive control over said area.

         C. It shall be Tenant's responsibility to keep the loading areas free of all refuse and debris and to arrange promptly for removal of any such materials which are not removed as part of Tenant's regular refuse removal contract. If Tenant fails to remove substances such as, but not limited to miscellaneous lumber, pallets, crates, packing materials, barrels or drums, etc. Owner shall have the right upon ten (10) days written notice to remove or to arrange for the removal of such substances, and to charge Tenant the reasonable cost thereof, which shall constitute additional rent under the terms of this Lease. Tenant shall promptly repair any damages to structures, paved areas and other common areas which have been damaged by Tenant, its agents, employees, servants or licensees. Tenant shall not store any goods outside the building. Tenant can use the loading area to park its storage trailer.

         D. Upon vacating the premises, Tenant shall surrender to Owner originals or duplicate copies of all contracts and invoices in Tenant's possession for mechanical maintenance, services for heating and air conditioning equipment, including dates of service and nature of service performed. No security deposit (if then on deposit with Owner) shall be returnable until Tenant has complied with the conditions hereinabove.

Nothing contained in this paragraph, however, shall be deemed to give Tenant the right to bind Owner in any way, and no service contract shall run beyond the term of this Lease as same may be terminated hereunder unless consented to in writing by Owner.

         E. Tenant shall, subject to the other applicable terms of this Lease, remove, on vacating the premises, any private telephone systems, communicating systems or security systems unless Owner has specifically consented in writing to their remaining on the premises.

         F. Wherever Tenant shall have affixed wall coverings, wall fixtures such as wall shelving, hooks, pictures, etc. to the walls and shall have covered, obscured or penetrated Owners standard painted finish, Tenant shall be responsible, upon removal from the premises, to leave behind a wall surface that is intact, generally acceptable in color or type, and if not easily repaintable, shall be removed and the surface restored to a paintable condition. Where such wall coverings are serviceable or repairable they may be left in place.

         G. Tenant shall, upon vacating the premises, promptly surrender to Owner l keys to the premises. If keys have not been returned, Tenant shall be liable for the cost to Owner of replacing locks and keys.

         H. Notwithstanding anything contained in Article 4 hereof, Tenant may make nonstructural repairs without Owner's consent and may, if approved by Owner in writing, which approval shall not be unreasonably withheld, delayed or conditioned, make interior structural alterations provided Tenant complies with all of the following conditions with respect to any such alteration costing in excess of $50,000.00:

             1. Tenant furnishes Owner a plan of the proposed alterations prior to construction for Owner's prior written approval;

             2. Tenant furnished Owner with an "as built" plan upon completion of alterations;

             3. Tenant will obtain all governmental permits and pay all applicable governmental fees;

             4. Tenant will use only contractors reasonably approved by Owner and duly licensed for such work where applicable;

             5. Tenant will perform all alterations in a good and workmanlike manner in accordance with standards at least equivalent to the standard prevailing in the building or buildings of which the demised premises form a part.

             6. Tenant accepts full responsibility for any changes in sprinklers, passages, legal exits, etc. which may be necessitated solely by such alterations and shall not do any work which shall adversely affect the remainder of the building of which the demised premises form a part;

             7. Should such alterations result in any change in assessment due to the improvements made, Tenant will pay all such additional taxes as may become due on account of such alterations or improvements as set forth in
Article 36 (c);

             8. Upon vacating the space, Tenant agrees to remove such alterations and to reconstitute the premises to the condition in which they were delivered, normal wear and tear excepted, if so requested by Owner unless Owner has waived this requirement in writing;

             9. In the event Tenant shall be authorized by Owner to remove any partitions, Tenant shall be responsible for any repairs to be specifically authorized to remove said partitions, whether installed by Owner or Tenant. Such partitions shall be deemed part of the realty and shall not be removed. Nothing herein contained shall prevent Owner, however, from requiring Tenant to remove any installation installed by or on behalf of Tenant of whatever nature whatsoever;

             10. Except in the event of an emergency and as permitted by Section 41d, Tenant shall not make any installation on or through the roof, nor shall Tenant or Tenant's agents enter upon the roof or place objects thereon without the specific written permission of Owner. Owner makes no representation, implied or expressed, as to the load bearing capacity of the roof at any one point, and Tenant shall be responsible for any construction, reconstruction or reinforcement necessary to make the roof suitable for Tenant's installation purposes. Tenant shall, however, not be responsible for any construction, reconstruction or reinforcement on the roof if repairs are required of Tenant under this Lease, it being agreed that Owner has represented that the roof is capable of supporting HVAC equipment necessary to maintain the building with ample heat and air conditioning.

         I. If carpeting is furnished by Owner and if credit has been given towards such carpeting for the omission of the standard vinyl composite floor tile, then, in that event, even though Tenant may have contributed toward the cost of the carpeting, the carpeting will remain the property of the Owner. Where Tenant has paid for carpeting in full, and where such carpeting is installed on the top of standard vinyl composite tile, Tenant may remove carpeting upon vacating the premises provided all tackless installation strips are removed, all floor tile has been repaired or replaced as necessary, and all vinyl base or other floor base has been reset to the level of the tile floor, repairing whatever wall or floor damage or repainting may be necessary. Wherever carpeting is installed by the Tenant, by Tenant's contractors or at Tenant's direction, no carpeting shall be installed with an integral foam rubber backing, nor shall carpeting be installed by gluing or other forms of cementing directly to the floor. Where such carpeting is installed in contravention to this provision, Tenant shall be liable for the costs of removing such glues or cements and reconstituting the floor to its original condition, and recovering with acceptable carpet installed in an acceptable manner, or with 1/8" vinyl composite tile satisfactory to Owner.

         J. The water and wash closets and plumbing fixtures shall not be used for any purpose other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

         K. Tenant shall not sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances out of the doors or stairways or loading docks of the building.

         Tenant shall not bring or permit to be brought or kept in or on the demised premises any illegal amounts of flammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

         L. Tenant's use of electric current shall not exceed the capacity of the then existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's reasonable opinion, will overload such installations.

         57. If the Tenant intends to remain in possession of the premises beyond the termination of the Lease term herein, the Tenant shall give written notice, by Certified Mail, Return Receipt Requested, to the Owner to such effect at least ninety (90) days prior to the date on which Tenant expects to vacate the premises. For the time period which constitutes the holdover tenancy, the monthly rental shall be one hundred fifty (150%) percent of the total monthly rent paid during the last month of the Lease term herein. Subsequent to the first ninety (90) days of the holdover period the rental shall be that which the Owner shall determine from time to time not to exceed two hundred (200%) percent.

         58. Tenant shall look solely to the interest of the Owner in the building for the satisfaction of Tenant's remedies, and no other property or assets of the Owner shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies. For the purposes of this
Article 58, "the interest of the Owner in the building" shall be deemed to include Owner's interest in the proceeds of a sale of the building or in insurance and/or condemnation proceeds arising out of a casualty to or taking of the building.

         59.  Intentionally omitted.

         60. Any provision of this lease which requires Owner not to unreasonably withhold its consent or approval shall never be the basis for an award of damages or give rise to a right of setoff or termination to Tenant, but may be the basis for a declaratory judgment or specific injunction with respect to the matter in question.

         61. If Tenant shall fail to pay when due any installment of Annual Fixed Rental or any additional rent Tenant shall pay on the tenth day after the due date thereof a late charge equal to five (5%) percent of the unpaid amount. In addition, if Tenant shall fail to pay within fifteen (15) days after the due date, any installment of fixed annual rental or any additional rent, Tenant shall pay interest thereon at an annual rate equal to two percent above the rate designated as its prime rate by Fleet Bank CT. (or its successor) as of the due date, such interest being payable for the period from the due date to the date of payment. Such interest shall be deemed additional rent.

         62. Security Deposit: Upon the Term Commencement Date, Tenant shall deliver to Owner, an irrevocable Letter of Credit, in the amount of $35,000 as security for the payment, performance and observance by Tenant, of the terms, conditions, and provisions of this Lease. Tenant's failure to deliver the Letter of Credit within thirty (30) days after the date due shall be deemed a default by Tenant hereunder. Tenant shall have the right at any time during the Term of this Lease to substitute cash for the Letter of Credit in which case the Letter of Credit shall be returned to Tenant simultaneously with Tenant's delivery of the cash security deposit. The Letter of Credit shall be in the form and substance of the sample letter of credit attached hereto as Exhibit "H", name the Owner as its beneficiary, and expire no sooner than the termination of this Lease. If the initial term of the Letter of Credit will expire sooner than the termination date of this lease, Tenant shall, from time to time as necessary, renew or extend the original letter of credit and any subsequent letter of credit not less than ten (10) days prior to its stated expiration date. If Tenant fails to furnish such renewal or replacement Letter of Credit prior to the stated expiration date of the Letter of Credit, then held by Owner, Owner may draw upon such Letter of Credit and hold the proceeds thereof as a security deposit pursuant to the terms of this Article. Owner may, from time to time, without prejudice to any other remedy, use all or a portion of the security deposit to make good any arrearages of rent, to repair damages to the Premises caused by Tenant or otherwise to satisfy any other covenant or obligation of Tenant hereunder. If Owner transfers its interest in the premises during the Lease Term, Owner shall assign the security deposit to the transferee.

         The security deposit, whether a Letter of Credit or cash, shall be returned to Tenant within five (5) days after the Termination Date of this Lease provided there is no event of default hereunder.

         63. Owner's Work, Fixed Rent, and Tenant's Work: (a) Upon execution of this Lease by Tenant and Owner, Owner shall cause work to be performed by Owner in the demised premises as shown on Exhibit D. Owner shall perform the work called for on Exhibit "D", and shall diligently proceed to complete the same according to the following schedule: The existing 27,700 square foot building interior demolition work shall be completed by Owner in three (3) weeks and after completion available for Tenant to begin Tenant's work. The 4,000 square foot addition shall be of the same design and quality as the existing building and shall be completed by Owner in eight (8) weeks and after completion, available for Tenant to begin Tenant's work. The Building and the 4,000 square foot addition will function as one building. Owner's work shall be performed in accordance with the specifications and conditions set forth in Exhibits B, C, and D hereto.

         (b) Should Owner fail to complete its work on time, Owner shall deliver a written notice to Tenant on the date Owner's work should have been completed advising Tenant of the "Revised Completion Date." Should the Revised Completion Date exceed five (5) days beyond the time periods specified in Article 63.(a) then the Commencement Date of this lease shall be delayed for the same number of days beyond the original time periods specified in Article 63.(a). Should Owner fail to deliver the premises to Tenant per Article 63.(a) after sixty (60) days of delays which delays were not caused by any Force Majeure Delays, then Tenant shall have the right to terminate this lease.

         (c) Upon execution of this Lease by Owner and subject to the provisions of Article 63.(a), Tenant shall cause plans to be prepared and cause work to be performed by Tenant at Tenant's sole cost and expense in the demised premises. These plans shall be called Exhibit "J". Exhibit "J" shall be subject to Owner's approval, which shall not be unreasonably withheld, delayed or conditioned. If Owner has not disapproved by notice to Tenant (with specifics) Exhibit "J" within five (5) business days after receipt thereof, Exhibit "J" shall be deemed approved by Owner. Tenant shall perform the work call for on Exhibit "J" and shall diligently proceed to complete the same after approval of Exhibit "J" by Owner. Tenant shall complete its work per the provisions of Article 56. H, numbers 1, 2, 3, 4, 5, 6, and 7 along with all other applicable provisions of this Lease.

         (d) The annual fixed rent payable hereunder shall be as follows, with the first lease year commencing on the Commencement Date and each subsequent lease year commencing on the first day of the thirteenth month thereafter:



Annual Fixed Rent                   Additional Rent                Lease Year(s)
-----------------                   ---------------                -------------
        $198,125  plus additional rent per Articles 36 and 38          1
        $198,125  plus additional rent per Articles 36 and 38          2
        $198,125  plus additional rent per Articles 36 and 38          3
        $198,125  plus additional rent per Articles 36 and 38          4
        $198,125  plus additional rent per Articles 36, 38 & 69        5
        $198,125  plus additional rent per Articles 36, 38 & 69        6
        $198,125  plus additional rent per Articles 36, 38 & 69        7
        $198,125  plus additional rent per Articles 36, 38 & 69        8
        $198,125  plus additional rent per Articles 36, 38 & 69        9
        $198,125  plus additional rent per Articles 36, 38 & 69        10


         Upon substantial completion of Owner's work, Tenant will pay to Owner $21,371.08 thirty (30) days after notice, which represents Tenant's first monthly rent obligation for the first lease year of the initial term hereof.

         64. Provided there is no Event of Default under this Lease at the time of exercise of any Option Term or at the Commencement of the Option Term, Tenant shall have two separate options to extend the term of this Lease for a period of five (5) years each from the date upon which it would otherwise expire upon the following terms and conditions:

         The first option may be exercised only by written notice by Tenant to Owner at least ninety (90) days prior to expiration of the base term of this Lease and the second option may be exercised by written notice by Tenant to Owner at least one hundred eighty (180) days prior to the expiration of the First Option Term of this Lease.

         64.A. FIRST OPTION TERM. Tenant shall have an option to extend the term of this Lease for an additional period of five (5) years (first option term) (Years 11-15) from the date upon which it would otherwise expire, upon the same terms and conditions as herein provided, except that (i) Owner shall have no obligation to perform any work in the demised premises except as otherwise set forth herein and (ii) the Annual Fixed Rental for each year of the first option term shall be the greater of (x), the Annual Fixed Rental for lease year 10 and
(y), the Fair Rental Value of the premises for like office, research and testing space with ancillary assembly space.

         64.B. During this option term, additional rental payments for Tenant's pro-rata share of taxes and common area maintenance under Articles 36 and 38 of this lease shall continue to be computed as if the initial lease term had been 15 years.

         64.C. SECOND OPTION TERM. Tenant shall have an option to extend the term of this Lease for an additional period of five (5) years (second option term) (Years 16-20 from the date upon which it would otherwise expire, upon the same terms and conditions as herein provided, except that (i) Owner shall have no obligation to perform any work in the demised premises except as otherwise set forth herein and (ii) the Annual Fixed Rental for each year of the second option term shall be the greater of (x) the Annual Fixed Rental for lease year 15 and (y) the Fair Rental Value of the premises for like office, research and testing space with ancillary assembly space.

         64.D. SECOND OPTION TERM. During this option term, additional rental payments for Tenant's pro-rata share of taxes and common area maintenance under Articles 36 and 38 of this lease shall continue to be computed as if the initial lease term had been 20 years.

         64.E. FAIR RENTAL VALUE. The initial determination of Fair Rental Value for like kind office, research and testing space with ancillary assembly space shall be made by Owner. Owner shall give notice to Tenant of the proposed Fair Rental Value at least four months prior to the commencement of the option term. If Owner and Tenant shall fail to agree upon the Fair Rental Value proposed by Owner within sixty (60) days, then Owner and Tenant each shall give notice to the other setting forth the name and address of an arbitrator designated by the party giving such notice. If either party shall fail to give notice of such designation within five days of such notice, then the arbitrator chosen shall make the determination alone. If two arbitrators shall have been designated, such two arbitrators shall make their determinations of Fair Rental Value for like kind office, research and testing space with ancillary assembly space in writing and give notice thereof to each other and to Owner and Tenant. Such two arbitrators shall have thirty days after the receipt of notice of each other's determinations to confer with each other and to attempt to reach agreement as to the determination of Fair Rental Value. If such two arbitrators shall concur as to the determination of Fair Rental Value, such concurrence shall be final and binding upon Owner and Tenant. If such two arbitrators shall fail to concur, then such two arbitrators shall immediately designate a third arbitrator, who shall satisfy the requirements set forth herein for an arbitrator. All arbitrators designate or chosen hereunder shall be commercial real estate appraisers, brokers or consultants who shall have had at least ten (10) years continuous experience in the business of commercial real estate in Fairfield County, Connecticut. The third arbitrator shall conduct such hearings and investigations as he may deem appropriate and shall, within thirty (30) days after his selection, choose one of the determinations of the two arbitrators originally selected by the parties, and that choice by the third arbitrator shall be binding upon Owner and Tenant. The determination rendered in accordance with the provisions of this paragraph shall be final and binding in fixing Fair Rental Value. The arbitrators shall not have the power to add to, modify or change any of the provisions of this Lease. Each party shall pay its own expenses in connection with any arbitration under this paragraph, including the expenses and fees of any arbitrator selected by it in accordance with the provisions of this paragraph. The parties shall share equally the fees and expenses of the third arbitrator, if any, selected under this paragraph. If the two arbitrators selected by the parties shall fail to agree upon the designation of a third arbitrator within five business days, then either party may apply to the American Arbitration Association or any successor thereto having jurisdiction for the designation of such third arbitrator.

         64.F. If for any reason Year Eleven Rent or Year Sixteen Rent shall not have been determined prior to the commencement of the option term, then until such Year Eleven Rent or Year Sixteen Rent shall have been finally determined, the interim Annual Fixed Rental payable hereunder shall equal 100% of the sum of the Annual Fixed Rental payable by Tenant as of the expiration of the initial lease term. Once the Year Eleven Rent or Year Sixteen Rent has been determined, the same shall be payable as of the commencement of the Option Term, and any necessary adjustment in the amount of the rents therefor paid by Tenant shall be made within thirty (30) days by Owner.

         65. If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty within the last year of the initial term or any extended term, Tenant may elect to terminate this lease by notice to Owner written within sixty (60) days after such casualty; whereupon this lease shall expire as if the termination date had occurred effective as of the date of casualty and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice, however, to Owner's rights and remedies against Tenant hereunder prior to such termination and any rent owing shall be paid to the date of casualty. If Tenant does not terminate the Lease, Owner shall restore the Premises in accordance with the casualty provisions of the Lease set forth in Article 8.

         66. In the event that Tenant shall desire to sublet the demised premises or to permit the same to be occupied by any person other than Tenant, its officers or employees, in its entirety, Tenant shall submit in writing to Owner the name of the proposed subtenant or occupant, the nature of and character of its business, the terms and conditions of the proposed subletting, reasonable and necessary information as to the financial responsibility and standing of the proposed subtenant and such other information as Owner may reasonably request. Owner shall not unreasonably withhold or delay its consent to the proposed subletting. No such consent by Owner to Tenant's subletting shall constitute a release by Owner of Tenant's obligations under this Lease, and no such consent shall be deemed to permit subtenant to further sublet any or all of the demised premises. In no event shall Tenant be permitted to advertise the demised premises at a rental less than the prevailing or reasonable rental for similar space at the time of the execution of such sublease. Tenant shall have the herein right to sublet the demised premises provided Tenant is not then in default beyond any applicable cure period under the terms and conditions of this lease. The word "surrender" as used above shall imply that if Owner accepts such surrender, Tenant shall thereafter be relieved of any further obligations under this Lease. Tenant shall not sublet any portion of the premises nor assign, mortgage or encumber this lease without the prior written consent of Owner in each instance without consent of Owner not to be unreasonably withheld or delayed.

         67. Except in case of emergency, any entry by Owner into the demised premises as permitted hereunder shall be made subject to the provisions of
Article 7 of this Lease.

         68: ENVIRONMENTAL REQUIREMENTS FOR HAZARDOUS WASTE AND MATERIALS:

A. No activity shall be undertaken on the demised premises or property of which it is a part ("Premises") by Tenant which would cause (i) the premises to become a hazardous waste treatment, storage or disposal facility in violation of the Solid Waste Disposal Act, as amended, 42 U.S.C. 6901 et seq., as the same may be amended, from time to time ("RCRA"), or any similar state laws, regulations or local ordinances, (ii) a release or threatened release of any hazardous substance from the premises which would cause Owner to incur response costs under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601-9657, as the same may be amended from time to time ("CERCLA"), or any similar state laws, regulations or local ordinances,
(iii) the discharge of Hazardous Materials into any waters of the United States, or the emission of any air pollutant, in violation of either the Clean Water Act, as amended, 33 U.S.C. 1251 et seq., or the Clean Air Act, as amended, 42 U.S.A. 7401, et seq., or any similar state laws, regulations or local ordinances, or (iv) the manufacture, processing, distribution in commerce, use, or disposal of any chemical substance or mixture in violation of the Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq. (the "Act");

B. Tenant and Owner shall comply strictly and in all respects with the requirements of the Environmental Laws and shall notify the other promptly in the event of any violation of Environmental Laws, as defined above in Article 68.A upon the Premises, and shall promptly forward to the other copies of all orders, notices, permits, applications or other communications and reports in connection with any such violation or any other matters relating to the Environmental Laws as they may affect the Premises;

C. In connection with Tenant's use of the building and with respect to any violation caused by Tenant, its agents, employees, servants or licenses of laws governing the use of the Premises by Tenant, Tenant shall indemnify Owner and hold Owner harmless from and against all loss, liability, damage and expense, including reasonable attorney's fees, suffered or incurred by Owner, its successors or assigns (i) under or on account of Tenant's violation of the Environmental Laws, including the assertion of any lien thereunder; and (ii) the use, generation, treatment or storage or disposal of any Hazardous Materials by Tenant, its agents, employees, servants, or licenses;

D. Owner agrees to indemnify, defend and hold harmless Tenant, its parent, subsidiaries, divisions and affiliates, and their respective officers, directors, shareholders and employees, from and against any and all liabilities, losses, damages, suits, actions, causes of action, costs, expenses (including without limitation reasonable attorneys' fees and disbursements and court costs), penalties, fines, demands, judgments, claims or liens (including without limitation liens or claims imposed under any so-called "Superfund" or other environmental legislation) arising from or in connection with the presence at, over or under the Property of all Hazardous Materials, excepting, however, any Hazardous Materials brought onto the Property by Tenant, or the subsequent removal thereof from, the Property. For purposes of this Lease, Hazardous Materials shall mean substances defined as "hazardous substances", "toxic substances", "oil" or "hazardous waste" in The Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; The Federal Hazardous Materials Transportation Act, as amended; and all state, federal and local laws regulating Hazardous Materials as such substances are defined in the regulations adopted and publications promulgated pursuant to said laws, but shall not include those substances or products used in amounts and for purposes approved by governmental authorities or those typically used, stored, generated or disposed of in a facility of this type provided such substances have been and are used, stored, generated or disposed of in compliance with all environmental laws. Owner represents and warrants that the Premises are free of Hazardous Materials as of the date hereof. In the event of any violation of Environmental laws by Tenant affecting the premises, if Tenant shall fail to comply with any of the requirements of the Environmental Laws, Owner may at its election, but without the obligation to do so, give such notices and/or cause such work to be performed at the premises and/or take any and all other actions as Owner shall deem necessary or advisable in order to remedy said violation or cure said failure of compliance, and any amounts paid as a result thereof, together with interest thereon at the interest rate after default set forth in the Lease from the date of payment by Owner, shall be immediately due and payable by Tenant to Owner as additional rent and shall to the extent permitted by law have the benefit of any lien hereby created as a part of this Lease. The occurrence, presence or discharge of any Hazardous Materials by Tenant shall not constitute an Event of Default under this Lease so long as Tenant complies with the requirements of Environmental Laws as provided above and has not caused the presence or discharge of Hazardous Materials in violation of Environmental Laws. Should a discharge of Hazardous Materials occur on the Premises which by Environmental Law requires Tenant or reasonably warrants Tenant to perform testing, then upon receiving Owner's consent which shall not be unreasonably withheld, conditioned or delayed, Tenant shall perform the testing. Tenant agrees to restore any areas of the Land and Premises affected by such testing to the grade which existed immediately prior to such testing and indemnify, defend, and hold harmless Owner from any loss or damage from its testing on the Property.

         Whenever the Environmental Law statute or regulation requires the "owner or operator" to obtain a permit that is due to Tenant's particular use of the Premises, Tenant shall do such act or obtain such permit at its sole cost and expense, it being the intention of the parties hereto that Owner shall be free of all expenses and obligations arising from or in connection with compliance therewith and that Tenant shall fulfill all such obligations and pay all such expenses.

         The Tenant and Owner shall promptly notify the other in writing of any order or pending or threatened action by any regulatory agency or other governmental body, or any claims made by any third party, relating to Hazardous Materials on, or emanations from, the premises, and shall promptly furnish the other with copies of any correspondence of legal pleadings in connection therewith. In addition, the Owner and Tenant shall have the right, but shall not be obligated, to notify any state, federal or local governmental authority of information which may come to its attention with respect to Hazardous Materials on or emanating from the premises and Tenant irrevocably releases Owner from any claims of loss, damage, liability, expense or injury relating to or arising from, directly or indirectly, any such disclosure.

         Following (i) any spill affecting the premises caused by Tenant, (ii) any violation of the Environmental Laws with respect to the premises caused by Tenant, (iii) any order, action or threatened action by any regulatory agency or other governmental body, or any claim made by any third party, relating to Hazardous Materials on, or emanations from the premises caused by Tenant, (iv) or at any time following the occurrence of an Event of Default by Tenant with respect to Paragraph 68, the Owner may require the Tenant to provide the Owner, at the expense of the Tenant, an inspection or audit of the premises, prepared by a qualified consultant reasonably approved by Owner, certifying as to the presence or absence of Hazardous Materials, or to permit the Owner to so inspect or audit the premises at the Tenant's expense, and Tenant hereby grants Owner, its employees, agents, and independent contractors, the right to enter upon the premises for the purpose of conducting tests, soil borings, the installation of monitoring wells and such other tests as Owner deems reasonably necessary or desirable. Owner agrees to restore the Building (including Premises) and any areas on the Land and Premises affected by such testing to the grade which existed immediately prior to such testing and indemnify, defend, and hold harmless Tenant, its parent, subsidiaries, divisions and affiliates from any loss or damage from its entry onto the Property.

         The party seeking indemnification under this Lease (the "Indemnified Party") shall provide prompt written notice of any third party claim to the party from whom such indemnification is sought (the "Indemnification Party"). The Indemnifying Party shall have the right to assume exclusive control of the defense of such claim or, at the option of the Indemnifying Party, to settle the same. The Indemnified Party agrees to cooperate reasonably with the Indemnifying Party in connection with the performance of the Indemnifying Party's indemnification obligations under this Lease. In the event that the Indemnifying Party fails to perform such obligations, the Indemnified Party shall have the right to do so at the Indemnifying Party's expense.

         Notwithstanding anything to the contrary contained in this Agreement, in no event shall either party be liable for any indirect, special, consequential or incidental damages (including without limitation damages for loss of use of facilities or equipment, loss of revenue, loss of profits or loss of goodwill), regardless of whether such party (i) has been informed of the possibility of such damages or (ii) is negligent.

E. Survival of Lease Expiration. Tenant and Owner agrees that each and every provision of these provisions shall survive the expiration or earlier termination of the term of this lease, the parties hereto expressly acknowledging and agreeing that Owner and Tenant would not enter into this lease but for the provisions of these provisions and the aforesaid survival thereof.

         69.  "Cost of Living Increase"

         69.1 In addition to the Annual Fixed Rent, and additional rent, which the Tenant has agreed to pay hereunder, Tenant shall also pay, as additional rent, each year after lease year 4, such amount as is determined in accordance with the provisions of this Article 69.

              (i) Commencing with the beginning of the fifth year of the lease term and every year thereafter during the original term only, the Base Rent (which is defined in lease year five to be $198,125 and each following year to be the sum of $198,125 and all additional rent due per Article 69 prior to the time of the current Cost of Living Increase calculation), shall be increased by the one (1) year percentage change in the Consumer Price Index (CPI) for New York, New York Northeaster New Jersey (all items), (the "Index"), by multiplying the then current Base Rent by a fraction, the denominator of which shall be the Index number for the twelfth month of lease year three and every year thereafter and the numerator of which shall be the Index number for the twelfth month of lease year four and every lease year thereafter. From the result of this computation there shall be deducted the then current Base Rent and the difference shall be the additional rent to be paid pursuant to this article. As clarification to the preceding, the formula to be used for the Cost of Living Increase shall be calculated as follows: For example, if the lease Commencement Date is December 1, 1997, then for the first calculation (additional rent due for lease year five per article 69), the denominator shall be the index number for November of the year 2000 and the numerator shall be the index number for November of the year 2001 and the Base Rent equals $198,125. For the second calculation (additional rent due for lease year six per this Article 69) the denominator shall be the index number for November of the year 2001 and the numerator shall be the index number for November of the year 2002 and the Base Rent equals the sum of $198,125 and the additional rent due per this article for lease year five. The Base Rent increase shall not exceed a three (3%) percent increase in any one year period. If such Index is no longer available, a substitute equivalent Index shall be employed. If the Owner and

Tenant cannot agree upon a substitute equivalent Index, the American Appraisal Association shall be called upon to designate the Index. The cost attendant thereto shall be divided equally between Owner and Tenant.

              (ii) The Owner shall, within a reasonable time after computing such increase, give the Tenant notice of the increase so determined. Any dispute between the parties as to any such computation shall be determined by arbitration.

              (iii) No adjustments or recomputations retroactive or otherwise, shall be made because of any revision which shall later be made in the first published figure for any month.

              (iv) Such additional rent shall be paid in twelve (12) equal payments to Owner within thirty (30) days after Owner has billed Tenant therefor.

              (v) The balance of this additional rent shall be paid in monthly installments together with the fixed rent payable for said month.

         70.  Additional Provisions:

         a. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right to make, without Owner's consent, an assignment of this Lease or subletting of all or any portion of the premises to (a) a parent, subsidiary, affiliate or division of Tenant, (b) any entity with which or into which Tenant may consolidate or merge, or (c) any entity acquiring all or substantially all of the assets of Tenant. Tenant must remain liable.

         b. Notwithstanding anything to the contrary contained herein, in no event shall Tenant be obligated to make any repairs or replacements which would constitute items of expense which are required as the result of the negligence or willful misconduct of Owner, its agents, employees, representatives or contractors, or the failure of Owner to perform any of its obligations under this Lease, all of which repairs and replacements shall be made by Owner at Owner's sole cost and expense. Owner shall maintain, at its sole cost and expense, the foundation, floorslab, exterior walls, load-bearing interior walls, steel frame, structural portions, roof, gutters, downspouts of the Building, common areas, parking areas, as well as all utility lines, pipes and plumbing, serving but located outside of the Building (including all underground utility lines, pipes and plumbing that are not the responsibility of any utility company), in good, clean and safe repair, order and condition. Owner shall make all repairs and replacements without, to the extent practicable, interfering with the conduct of Tenant's business.

         c. Notwithstanding anything to the contrary contained in this Lease, Owner and Tenant each hereby waives all rights of recovery against the other party, and such other party's insurance carrier (by way of subrogation or otherwise), for all losses or damages to the premises, any improvements thereon or any personal property of either party therein, to the extent such waiver does not invalidate the insurance coverage of either party and to the extent such losses or damages are covered by insurance the damaged party is required to carry hereunder or otherwise elects to maintain; provided, however, that the foregoing waiver by either party shall not apply with respect to any loss or damage to the extent caused by the negligence or willful misconduct of the other party, its agents, employees, representatives or contractors.

         d. In addition to the foregoing, Tenant and Owner shall enter into a Notice of Lease which will be recorded with the Registry of Deeds in which the Building is located.

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


FOR:     1608 DEVELOPMENT LIMITED PARTNERSHIP
         ------------------------------------

         Stratford Executive Park, Inc.
         Managing General Partner


         BY: /s/ James R. Caissy                         Date: 10/6/97
             --------------------------------                 ---------
             James R. Caissy
             Its: President


FOR:     ORIEL INSTRUMENTS CORPORATION
         ------------------------------------

         BY: /s/ Allen Smith                             Date: 10/6/97
             --------------------------------                 ---------
             Its: Chairman




STATE OF  CONNECTICUT)
                     ) ss: Stratford
COUNTY OF FAIRFIELD  )




         On this 6th day of October, 1997, before me personally appeared
Allen Smith signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed, before me as a duly authorized officer of Oriel Instruments Corporation.


         IN WITNESS WHEREOF, I hereunder set my hand and official seal.



/s/ Eileen S. King
----------------------
Eileen S. King
Notary Public
My Commission Expires:
Feb. 28, 2002

                                    EXHIBIT B



                            STRATFORD EXECUTIVE PARK
                          BUILDING STANDARD WORK LETTER


STRATFORD EXECUTIVE PARK consists of attractive campus-type office and flexible use buildings, with continuous windows framed in architectural metal, accentuated with brick columns and panels. Glass front entrance doors are provided as necessary. Discretely concealed loading docks and delivery doors are provided in the rear of the building. Parking in provided along the front office elevation and in the rear delivery areas. The entire perimeter is attractively landscaped. Grounds and the building roof and structure will be maintained by the Owner.



WINDOWS: Solar-bronze tinted double-glazed insulating glass set in Duranodic bronze square tubing.

FLOOR SLAB:      Concrete slab on grade with wire mesh reinforcement. Load
                 capacity 300 lbs/psf +/-.

INTERIOR:        Per Exhibit "J".

DOORS:           Per Exhibit "J".

CEILINGS:        Per Exhibit "J".

LIGHTING:        Per Exhibit "J".

OUTLETS:         Per Exhibit "J".

SWITCHES:        Per Exhibit "J".

PLUMBING:        Overhead copper water lines. Underground plastic storm drains and plastic sanitary sewer lines.

FLOORS:          Per Exhibit "J".

COLUMNS:         Structural steel.  Average bay size: 45' x 50'.

LAVATORIES:      Per Exhibit "J".

HVAC: Office areas: combination rooftop heating and air conditioning units with full ducted delivery system. Heating is gas fired.

PAINTING:        Per Exhibit "J".

ELECTRIC
SERVICE: 4 wire, 3 phase, 120/208 volt service. Separate meter installed on premises.



GAS SERVICE:     Heat supplied by gas unit; separate meter or sub-meter
                 installed on premises.

HOT WATER:       Individual electrical hot water heater.

SPRINKLER
SYSTEM: Automatic wet pipe system installed throughout with water flow tamper, and low temperature alarms monitored twenty-four (24) hours a day, throughout each year.

CEILING
HEIGHT: Office area hung ceiling: approximately 9'6". Unfinished areas: to joists, 14'6" clear +/-.

DELIVERY
SYSTEM:          Docks and/or Drive-in Doors.

ENTRANCES:       Individual aluminum glass entry door in office area.

ROOFING: Four-ply Owens Corning Permaply R System or equal, consisting of 1-7/8" Fiberglass insulation, Fiberglass base sheet, and three plys of Fiberglass fabric laminated with hot asphalt.



The following items pertinent to tenant's space are not furnished by Owner and will be at Tenant's initiative and expense.




TELEPHONES:      Tenant shall make arrangements for installation of telephone service. Owner will not provide or initiate such service.

ENTRY ALARM
SYSTEM: Tenant shall make arrangements for installation of alarm system, or use of any existing one already on the premises.

WINDOW
COVERING:        Tenant will provide own  blinds or curtains. Air conditioning specifications are based on availability of blinds or curtains.

OPTIONAL ITEMS:  Wall, ceiling and floor finishes other than standard, including accent colors, and more than one color per room.
                 Glass and sound conditioned partitions. Extra width and full height doors. Dedicated electric circuits. Electric outlets other than in office areas.

                                    EXHIBIT C

                               WORK SPECIFICATIONS




BUILDING

The entire building is heated and air conditioned by roof-mounted combination heating/cooling units and a duct system to maintain, for heating, 70 degree F. inside when outside temperature is 0 degree F., with a maximum wind velocity of 15 MPH and, for cooling inside 80 degree F. dry bulb with a 50% relative humidity when outside temperature is 95 degree F. dry bulb and 75 degree F. wet bulb. Air conditioning specifications are designed on the basis of doors and windows being closed, as well as all areas in the air conditioned premises being provided with venetian blinds, shades or drapes which shall be closed, depending on the position of the sun.


ELECTRIC SERVICE

Electric service furnished to the premises shall be 1,600 Amperes 120/208V, 3 phase 4 wire.


FLOOR LOAD

Floors are rated for a maximum load of 300 lbs. per square foot. (Specify if more than one floor load).


REST ROOMS

Per Exhibit "J".

                                   EXHIBIT "E"



                       SUBORDINATION, NON-DISTURBANCE AND
                              ATTORNMENT AGREEMENT




         AGREEMENT dated the _____ day of _____________, 199__, between_________
_____________________________________________, ("MORTGAGEE"), and______________,
_______________________________________, ("TENANT").


RECITALS:


         A. Tenant has entered into a certain lease (the "LEASE") dated ______ with __________________________________ as lessor ("LANDLORD"), covering certain premises known as _________________________________________ (the "PREMISES") and
located in _________________________________________(the "PROPERTY"); and

         B. Mortgagee has made or has agreed to make a mortgage loan in the amount of _____________ (the "MORTGAGE") to Landlord, secured by the Property, and the parties desire to set forth their agreement herein.

         NOW, THEREFORE, in consideration of the mutual covenants herein, the parties hereby agree as follows:

         1. The Lease is and shall be subject and subordinate to the Mortgage and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereon.

         2. Tenant shall attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Property by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease upon the same terms and conditions set forth in the Lease.

         3. If it becomes necessary to foreclose the Mortgage, Mortgagee will not terminate the Lease nor join Tenant in summary or foreclosure proceedings so long as Tenant is not in default under any of the terms, covenants, or conditions of the Lease at such time. Mortgagee will recognize the Tenant, as lessee under the lease, if it should succeed to the interest of the Landlord so long as Tenant is not in default under any of the terms, covenants, or conditions of the Lease at such time.

         4. If Mortgagee succeeds to the interest of Landlord under the Lease, Mortgagee shall not be: (a) liable for any act or omission of any prior landlord (including Landlord); (b) liable for the return of any security deposit; (c) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); (d) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); (e) bound by any amendment or modification of the Lease made without its consent;

         5. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

         6. Tenant shall give Mortgagee, by certified mail, a copy of any notice of default served upon the Landlord, to be sent to the address of Mortgagee indicated below. If Landlord shall have failed to cure such default within the time provided for in the Lease, then Mortgagee shall have an additional 30 days within which to cure such default, or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default if, within such 30 days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, of necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued. Mortgagee's notice address is ______________________________
______________________________________________________________.

         7. Tenant acknowledges that it has notice that the Lease and the rent and all sums due thereunder have been assigned to Mortgagee as part of the security for the obligations secured by the Mortgage. In the event Mortgagee notifies Tenant of an event of default under the Mortgage and demands that Tenant pay its rent and all other sums due under the Lease to Mortgagee, Tenant will honor such demand and pay its rent and all other sums due under the Lease to Mortgagee and Landlord hereby consents.

         8. With respect to any options for additional space and any option to extend or renew provided to Tenant under the Lease, Mortgagee shall recognize the same if Tenant is entitled thereto under the Lease after the date on which Mortgagee succeeds as Landlord under the Lease by virtue of foreclosure or deed in lieu of foreclosure or Mortgagee takes possession of the Premises; provided, however, that Mortgagee shall not be responsible for any acts of any prior landlord under the Lease, or the act of any tenant, subtenant or other party which prevents Mortgagee from complying with the provisions hereof, and Tenant shall have no right to cancel the Lease or to make any claims against Mortgagee on account of such acts.

         9. This Agreement may not be modified orally or in any manner than by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, personal representatives, successors and assigns, and any purchaser or purchasers at foreclosure of the Property or any portion thereof, and their respective heirs, personal representatives, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.


Mortgagee:__________________________________

By:_________________________________________

   Its:


Tenant:_____________________________________

By:_________________________________________

   Its:

                                   EXHIBIT "F"



                           TENANT ESTOPPEL CERTIFICATE



TO: __________________________________________________________ ("LENDER") and/or
whom else it may concern:

THIS IS TO CERTIFY THAT:

1. The undersigned is the lessee ("TENANT") under that certain lease dated ________________________, 19__ ( the "LEASE") by and between ___________________
as lessor ("LANDLORD") Tenant, covering those certain premises commonly known and designated as ________________________________ ("PREMISES").

2. The Lease has not been modified, changed, altered, assigned, supplemented or amended in any respect (except as indicated below; if none, state "NONE"). The Lease is not in default and is valid and in full force and effect on the date hereof. The Lease is the only lease or agreement between Tenant and Landlord affecting or relating to the Premises. The Lease represents the entire agreement between Landlord and Tenant with respect to the Premises.

________________________________________________________________________________

________________________________________________________________________________

3. Tenant is not entitled to, and has made no agreement(s) with Landlord or its agents or employees concerning free rent, partial rent, rebate of rent payments, credit or offset or deduction in rent, or any other type of rental concession, including without limitation, lease support payments or lease buy-outs (except as indicated below; in none, state "NONE").

________________________________________________________________________________

________________________________________________________________________________


4.       Tenant has accepted and now occupies the Premises, and is and has been open for business since ____________, 19__. The Lease term began ______________, 19__. The termination date of the present term of the Lease, excluding unexercised renewals, is _______________, 19__.

5. Tenant has paid rent for the Premises for the period up to and including _____________,19__. The fixed minimum rent is $___________. Additional rent (including Tenant's share of tax increases and cost of living increases) payable by Tenant presently is $_________ per month. No such rent has been paid more than one (1) month in advance of its due date, except as indicated below (if none, state "NONE"). Tenant's security deposit is $__________ .

________________________________________________________________________________

________________________________________________________________________________


6. No event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, will constitute a default under the Lease. Tenant has no existing defenses or offsets against the enforcement of this Lease by Landlord.

7. Tenant has received payment or credit for tenant improvement work in the total amount of $_________ (or if other than cash, describe below; if none, state

"NONE"). All conditions under this Lease to be performed by Landlord have been satisfied. All required contributions by Landlord to Tenant on account of Tenant's tenant improvements have been received by Tenant.

________________________________________________________________________________

________________________________________________________________________________

8. The Lease contains, and Tenant has, no outstanding options or rights of first refusal to purchase the Premises or any part thereof all or any part of the real property of which the Premises are a part.

9. No actions, whether voluntary or otherwise, are pending against Tenant or any general partner of Tenant under the bankruptcy laws of the United States or any state thereof.

10. Tenant has not sublet the Premises to any sublessee and has not assigned any of its rights under the Lease, except as indicated below (if none, state "NONE"). No one except Tenant and its employees occupies the Premises.


11. The address for notices to be sent to Tenant is as set forth in the Lease.

12. To the best of Tenant's knowledge, the use, maintenance or operation of the Premises complies with, and will at all times comply with, all applicable federal, state, county or local statutes, laws, rules and regulations of any governmental authorities relating to environmental, health or safety matters (being hereinafter collectively referred to as the Environmental Laws).

13. The Premises have not been used and Tenant does not plan to use the Premises for any activities which, directly or indirectly, involve the use, generation, treatment, storage, transportation or disposal of any petroleum product or any toxic or hazardous chemical, material, substance, pollutant or waste.

14. Tenant has not received any notices, written or oral, of violation of any Environmental Law or of any allegation which, if true, would contradict anything contained herein and there are no writs, injunctions, decrees, orders or judgments outstanding, no lawsuits, claims, proceedings or investigations pending or threatened, relating to the use, maintenance or operation of the Premises, nor is Tenant aware of a basis for any such proceeding.

15. Tenant acknowledges that all the interest of Landlord in and to the Lease has been duly assigned to Lender, and that pursuant to the terms thereof, all rent payments under the Lease shall continue to be paid to Landlord in accordance with the terms of the Lease unless and until Tenant is notified otherwise in writing by Lender or its successors or assigns.

         It is particularly noted that:

         (1) Under the provisions of this assignment, the Lease cannot be terminated (either directly or by the exercise of any option which could lead to termination) or modified in any of its terms, or consent be given to the release of any party having liability thereon, without the prior written consent of Lender or its successors or assigns, and without such consent, no rent may be collected or accepted more than one (1) month in advance.

         (2) The interest of Landlord in the Lease has been assigned to Lender for the purposes specified in the assignment. Lender, or its successors or assigns, assumes no duty, liability or obligation whatever under the Lease or any extension or renewal thereof.

         (3) Any notices sent to Lender should be sent by certified mail and addressed to:

                       ___________________________________

                       ___________________________________

                       ___________________________________


16. Tenant agrees to give any Mortgagee and/or Trust Deed Holders ("Mortgagee"), by certified mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee shall have an additional 60 days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such 60 days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

17. This certification is made to induce Lender to make certain fundings, knowing that Lender relies upon the truth of this certification in disbursing said funds.

18. The undersigned is authorized to execute this Estoppel Certificate on behalf of Tenant.

         Signed and dated this ____ day of _______________, 19__.


TENANT: ________________________________________


    By: ________________________________________

        Its:

                                  EXHIBIT "A"



                            [DRAWING OF FLOOR PLAN]

                                  EXHIBIT "D"




                            [DRAWING OF FLOOR PLAN]



                                  Owner's Work

1. remove all existing walls, fixtures, and all nonstructural elements in the existing 27,700 square foot building as shown.

2. construct a 4,000 square foot addition as shown which includes: main sprinkler piping, one 200 amp electric panel, one 10 ton roof-top hvac unit.


                                 Tenant's Work

1. all modifications, alterations, and additions to the 27,700 square foot building and the 4,000 square foot addition per Exhibit "J".

                                  EXHIBIT "G"


                                               -------------------
TOWN OF STRATFORD CT                               FOR RECEIPT
REAL ESTATE TAX BILL                           RETURN WITH PAYMENT
                                               -------------------
----------------------------------------------------------------------------------------------------------------
LIST NUMBER                                    ON GRAND LIST OF      PROP DESC.    150 LONG BEACH BLVD
         96    RE0976603                         OCT 1, 1996         I.D. NUMBER   0987200  1031-0299
----------------------------------------------------------------------------------------------------------------
TOTAL TAX DUE                                  MILL                  GROSS ASSESSMENT
             $ 37,525.95                       RATE    32.49            1,155,000
----------------------------------------------------------------------------------------------------------------
 FIRST PAYMENT DUE       SECOND PAYMENT DUE    ADJUSTMENTS           EXEMPTION
   JULY 1, 1997            JANUARY 1, 1988
                                                                     NET ASSESSMENT
  $ 18,762.98                $ 18,762.97                                1,155,000
-----------------------------------------------                      -------------------------------------------
                                                                                 OFFICE USE ONLY

         1608 DEVELOPMENT LTD PARTNERSHIP
         150 LONG BEACH BLVD
         STRATFORD CT  06497-7148





                                               -------------------
TOWN OF STRATFORD CT                               OFFICE COPY
REAL ESTATE TAX BILL                           RETURN WITH PAYMENT
                                               -------------------
----------------------------------------------------------------------------------------------------------------
LIST NUMBER                                    ON GRAND LIST OF      PROP DESC.    150 LONG BEACH BLVD
         96    RE0976603                         OCT 1, 1996         I.D. NUMBER   0987200  1031-0299
----------------------------------------------------------------------------------------------------------------
TOTAL TAX DUE                                  MILL                  GROSS ASSESSMENT
             $ 37,525.95                       RATE    32.49            1,155,000
----------------------------------------------------------------------------------------------------------------
 FIRST PAYMENT DUE       SECOND PAYMENT DUE    ADJUSTMENTS           EXEMPTION
   JULY 1, 1997            JANUARY 1, 1988
                                                                     NET ASSESSMENT
  $ 18,762.98                $ 18,762.97                                1,155,000
-----------------------------------------------                      -------------------------------------------
                                                                                 OFFICE USE ONLY

         1608 DEVELOPMENT LTD PARTNERSHIP
         150 LONG BEACH BLVD
         STRATFORD CT  06497-7148

                                  EXHIBIT "H"

                            FORM OF LETTER OF CREDIT
                            ------------------------



ADVISED BY: AIRBORNE EXPRESS                  ISSUANCE DATE:
THROUGH:    DIRECT

BENEFICIARY/LANDLORD:                         IRREVOCABLE STANDBY
                                              LETTER OF CREDIT
                                              NO.

                                              CREDIT AMOUNT:
APPLICANT/ACCOUNTEE/TENANT:                   USD

                                              DATE AND PLACE OF
                                              EXPIRY:

                                              AT OUR COUNTERS
                                              IN:


LADIES AND GENTLEMEN:

      WE HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR FOR THE ACCOUNT OF THE APPLICANT FOR AN AGGREGATE AMOUNT NOT TO EXCEED
               /100 US DOLLARS AVAILABLE FOR PAYMENT BY PRESENTATION OF YOUR DRAFT(S) DRAWN ON OURSELVES AT SIGHT, AND ACCOMPANIED BY THE FOLLOWING
DOCUMENTS:

      1. YOUR STATEMENT/CERTIFICATE, ON YOUR LETTERHEAD, SIGNED BY A PERSON PURPORTING TO BE YOUR AUTHORIZED OFFICER/OFFICIAL/REPRESENTATIVE, APPROPRIATELY COMPLETED IN THE FOLLOWING FORM:

      "THE UNDERSIGNED AN AUTHORIZED OFFICER/OFFICIAL/REPRESENTATIVE OF "LANDLORD", HEREBY CERTIFIES WITH REGARD TO STATE STREET BANK STANDBY LETTER OF
CREDIT NO.            THAT THE AMOUNT DRAWN HEREUNDER REPRESENTS THE AMOUNT
PRESENTLY DUE AND OWING TO LANDLORD UNDER THAT CERTAIN LEASE AGREEMENT
("LEASE") EXECUTED BY AND BETWEEN LANDLORD AND       THE "TENANT" AND FURTHER
CERTIFIES EITHER THAT
      A. A DEFAULT UNDER THE LEASE EXISTS AND HAS CONTINUED UNCURED BEYOND ALL APPLICABLE GRACE PERIODS, THAT ALL NOTICES REQUIRED UNDER THE LEASE WITH REGARD THERETO HAVE BEEN DULY GIVEN,
                                       OR
      B. WE ARE IN RECEIPT OF           BANK NOTICE OF NON-EXTENSION OF THEIR
LETTER OF CREDIT NO.      , AND THE TENANT HAS FAILED TO PROVIDE A REPLACEMENT
LETTER OF CREDIT ACCEPTABLE TO LANDLORD AS REQUIRED UNDER THE LEASE."

      2. THE ORIGINAL OF THIS LETTER OF CREDIT (FOR ENDORSEMENT OF DRAWING), WHICH WILL BE RETURNED UNLESS CREDIT IS FULLY UTILIZED.

      PARTIAL DRAWINGS ARE PERMITTED.

PAGE TWO OF L/C NO.


      DRAFT(S) MUST INDICATE THE NAME OF THE ISSUING BANK, THE LETTER OF CREDIT NUMBER AND MUST BE PRESENTED AT THIS OFFICE, (THE ADDRESS SPECIFIED BELOW.)

      IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR AN ADDITIONAL PERIOD OF ONE YEAR FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE HEREOF, BUT NOT BEYOND
UNLESS AT LEAST FORTY FIVE (45) DAYS PRIOR TO ANY SUCH EXPIRATION DATE WE NOTIFY YOU BY CERTIFIED MAIL, THAT WE ELECT NOT TO EXTEND THIS LETTER OF CREDIT FOR ANY SUCH ADDITIONAL PERIOD. UPON RECEIPT BY YOU OF SUCH NOTICE, YOU MAY DRAW HEREUNDER YOUR DRAFT(S) AT SIGHT ON OURSELVES FOR THE THEN FULL AMOUNT OF THIS LETTER OF CREDIT ACCOMPANIED BY YOUR STATEMENT AS SPECIFIED ABOVE.

      THIS LETTER OF CREDIT IS TRANSFERABLE IN ITS ENTIRETY, BUT NOT IN PART
AND MAY BE SUCCESSFULLY TRANSFERRED TO ANY TRANSFEREE WHO SUCCEEDED YOU AS LANDLORD. IF IT IS YOUR INTENTION TO TRANSFER YOUR INTEREST HEREUNDER, KINDLY RETURN THE CREDIT INSTRUMENT TO US FOR APPROPRIATE ENDORSEMENT AND FURNISH US WITH YOUR INSTRUCTIONS. PLEASE NOTE YOUR SIGNATURE ON YOUR REQUEST FOR TRANSFER MUST BE AUTHENTICATED BY YOUR BANK. OUR TRANSFER FEE OF 1/4 OF 1% MINIMUM USD
150.00 MUST BE PAID BY YOU FOR THE TRANSFER. (TRANSFER FORM IS ATTACHED.) IN THE EVENT OF TRANSFER ALL REQUIRED DOCUMENTS MUST BE EXECUTED BY THE TRANSFEREE.

      THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR OBLIGATIONS TO YOU, AND OUR UNDERTAKING SHALL NOT IN ANY WAY BE AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENTS, INSTRUMENTS OR ANY AGREEMENT REFERRED TO HEREIN OR TO WHICH THIS LETTER OF CREDIT RELATES, AND SUCH REFERENCE, IF ANY, SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT.

      EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION N.500 (1993 REVISION)".

      WE ENGAGE WITH YOU THAT ALL DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED ON
PRESENTATION TO US AT OUR OFFICE AT               STREET.
ATTN:


                                             VERY TRULY YOURS,